Exhibit 10.12




                    WESTERN PROFESSIONAL HOCKEY LEAGUE, INC.





                                LICENSE AGREEMENT










                         -------------------------------
                                     (Owner)


                         -------------------------------
                                   (Home City)
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                 WPHLI LICENSE AGREEMENT

                    TABLE OF CONTENTS

1. DEFINITIONS..............................................................   1

     1.1. System............................................................   1

     1.2. Governing Documents...............................................   1

     1.3. Marks.............................................................   1

2. GRANT, PROTECTED TERRITORY, TERM.........................................   1

     2.1. Grant.............................................................   1

     2.2. Protected Territory...............................................   1

     2.3. Term..............................................................   2

3. WPHLI's OBLIGATIONS......................................................   2

     3.1. Pre-Operational Obligations.......................................   2

          3.1.1. System License.............................................   2

          3.1.2. Governing Documents........................................   2

          3.1.3. Arena Contract Assistance..................................   2

          3.1.4. System Products............................................   3

          3.1.5. Training Manual............................................   3

          3.1.6. Recruitment................................................   3

          3.1.7. Initial Training...........................................   3

          3.1.8. Uniforms...................................................   4

          3.1.9. On-Site Pre-Opening Assistance.............................   4

     3.2. Post-Operational Obligations......................................   4

          3.2.1.  System Benefits...........................................   4

          3.2.2.  Scheduling League Games...................................   4

          3.2.3.  Officiate Games...........................................   4

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          3.2.4.  On-Site Opening Assistance................................   4

          3.2.5.  On-Going Consultation.....................................   5

          3.2.6.  Additional Training and Updates...........................   5

          3.2.7.  Standards.................................................   5

          3.2.8.  Board of Governors........................................   5

          3.2.9.  Additional Assistance.....................................   5

          3.2.10. Marketing Assistance......................................   6

          3.2.11. Advertising Associations..................................   6

          3.2.12. Rule Enforcement..........................................   6

          3.2.13. Salary Cap................................................   6

4. HOME ARENA...............................................................   7

     4.1. Home Arena Contract...............................................   7

          4.1.1. [ ] OPTION 1: Pre-Agreed Lease.............................   7

          4.1.2. [ ] OPTION 2: Obtain Own Lease.............................   7

     4.2. Home Arena Operation..............................................   8

     4.3. Change of Home Arena..............................................   8

5. OWNER'S OBLIGATIONS......................................................   9

     5.1. Team Operation....................................................   9

     5.2. Personnel.........................................................   9

          5.2.1. Personnel Generally........................................   9

          5.2.2. Management Personnel.......................................   9

          5.2.3. Players....................................................  10

     5.3. Training..........................................................  10

     5.4. Minimum Ticket Sales..............................................  11

     5.5. Best Efforts......................................................  11

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6. LEAGUE MANAGEMENT........................................................  12

     6.1. Board of Governors................................................  12

     6.2. Membership........................................................  12

     6.3. Powers of the Board of Governors..................................  12

          6.3.1. Schedule...................................................  12

          6.3.2. League Rules...............................................  12

          6.3.3. Playoffs...................................................  12

          6.3.4. Player's Contract..........................................  12

          6.3.5. Advertising Fund...........................................  12

          6.3.6. Marketing..................................................  13

          6.3.7. Administration.............................................  13

          6.4. Attendance...................................................  13

7. OWNER'S PAYMENTS.........................................................  13

     7.1. Initial Fee.......................................................  13

     7.2. Assessment Fee....................................................  13

     7.3. Letter of Credit..................................................  14

     7.4. Training and Assistance...........................................  14

     7.5. Advertising.......................................................  15

          7.5.1. Local Advertising..........................................  15

          7.5.2. Advertising Associations...................................  15

          7.5.3. Advertising Fund...........................................  15

     7.6. Transfer Fee......................................................  16

     7.7. Revenue...........................................................  16

     7.8. Payment Terms.....................................................  17

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8. RESTRICTIONS.............................................................  17

     8.1. Business..........................................................  17

     8.2. Standards.........................................................  18

     8.3. Supplies..........................................................  19

     8.4. Finances and Records..............................................  19

          8.4.1. Finances...................................................  19

          8.4.2. Reporting..................................................  20

          8.4.3. Records....................................................  20

          8.4.4. Computer...................................................  21

     8.5. Ethical Conduct...................................................  21

     8.6. Use of Goodwill...................................................  22

          8.6.1. Advertising................................................  22

          8.6.2. Media Rights...............................................  22

          8.6.3. Merchandizing..............................................  23

          8.6.4. Marketing..................................................  23

          8.6.5. Enforcement................................................  24

9. RELATIONSHIP.............................................................  24

     9.1. Independent Business..............................................  24

     9.2. Proprietary Information...........................................  25

     9.3. Business Restrictions.............................................  26

     9.4. Intellectual Property.............................................  27

10. RENEWAL, TRANSFER AND TERMINATION.......................................  27

     10.1. Pre-Opening Cancellation.........................................  27

     10.2. Renewal..........................................................  27

     10.3. Owner's Company..................................................  28

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          10.3.1. Incorporation.............................................  28

          10.3.2. Transfer..................................................  28

          10.3.3. Conditions of Transfer....................................  29

          10.3.4. Death or Incapacity.......................................  30

          10.3.5. Offerings By Owner........................................  30

          10.3.6. Encumbrances..............................................  30

     10.4. Breach...........................................................  31

          10.4.1. Thirty-Day Cure...........................................  31

          10.4.2. Ten-Day Cure of Breaches..................................  31

          10.4.3. Exceptional Breaches......................................  31

     10.5. Post-Agreement Duties............................................  31

          10.5.1. Generally.................................................  32

          10.5.2. Team Assets...............................................  32

          10.5.3. Telephone and Internet....................................  33

          10.5.4. Trademark Discontinuance..................................  34

     10.6. Business Continuation............................................  34

     10.7. Insolvency.......................................................  36

11. OTHER TERMS.............................................................  36

     11.1. Insurance........................................................  36

     11.2. Warranties.......................................................  37

     11.3. Location Responsibility..........................................  37

     11.4. Claims...........................................................  38

          11.4.1. Third Party Claims........................................  38

          11.4.2. Officiating Claims........................................  39

          11.4.3. Owner's Claims............................................  39

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          11.4.4. Dispute Resolution........................................  40

     11.5. Purchase Orders..................................................  41

     11.6. Inflation Adjustment.............................................  42

     11.7. Accord and Satisfaction..........................................  42

     11.8. Representations..................................................  42

     11.9. Substitute Performance...........................................  43

     11.10. Authority and Guaranty..........................................  43

     11.11. Changes and Variances...........................................  44

     11.12. Consent to Joint Operating Agreement............................  44

12. INTERPRETATION..........................................................  45

     12.1. Entire Agreement.................................................  45

     12.2. Waivers..........................................................  45

     12.3. Materiality......................................................  46

     12.4. Survivability....................................................  46

     12.5. Governing Law....................................................  46

     12.6. Consumer Rights Waiver...........................................  47

     12.7. Construction.....................................................  47

     12.8. Savings Clause...................................................  48

     12.9. Third Parties....................................................  48

     12.10. Other Agreements................................................  49

     12.11. Notices.........................................................  50

     12.12. Submission of Agreement.........................................  50

13. ACKNOWLEDGEMENTS........................................................  50

     13.1. Documents Received...............................................  50

     13.2. Final Representations............................................  50

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
EXHIBITS

OWNER'S SPECIFIC TERMS......................................................   A
STATEMENT OF OWNERSHIP......................................................   B


                                      vii
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     This Agreement  between Western  Professional  Hockey League,  Inc.,  D/B/A
Central Hockey League, a Texas corporation, ("WPHLI") and the Owner identified herein is effective when accepted by WPHLI as stated herein.

The parties agree as follows:

1. DEFINITIONS

     Capitalized terms in this Agreement have the meaning given in this Agreement and no other meaning. Some are defined below. Others are defined elsewhere where they appear within quotation marks.

     1.1. SYSTEM. WPHLI's standard concepts, methods, and limitations which are licensed to WPHLI League owners generally concerning establishment, operation and expansion of WPHLI's professional ice hockey league (the "League"). The
System  includes  but  is  not  limited  to  WPHLI's  standard   procedures  for
organization and management of licensed teams, supervision, training and management of players, advertising and marketing to promote interest in the League and ice hockey and use of such of WPHLI's Marks, Products, Proprietary Information, Governing Documents, and WPHLI's standard methods, sources, and materials for scheduling, advertising, supplying, operating, marketing, and selling that WPHLI provides to League owners generally together and such other benefits and assistance that WPHLI agrees in writing from time to time to provide Owner; all subject to the terms of this Agreement and the Governing Documents.

     1.2. GOVERNING DOCUMENTS. The System's Constitution, Bylaws, LEX SCRIPTA. Governing Documents, and other uniform documents developed and revised by WPHLI from time to time in its sole discretion, delivered singly or as a collection, setting requirements, standards, rules and procedures for establishing, equipping, staffing, operating, marketing, supplying, training, advertising, scheduling, and other matters relating to the System and its affiliated teams.

     1.3. MARKS. The System's trademarks, service marks, trade names, domain names, symbols, trade dress, logos, slogans, indicia, interior and exterior signs and furnishings, layouts, colors, personalities, publicly displayed copyrighted works, and any items symbolizing the System's public good will. The Marks are defined further herein.

2. GRANT, PROTECTED TERRITORY, TERM.

     2.1. GRANT. WPHLI grants Owner a limited non-exclusive license to use the System to establish and operate one WPHLI team (Owner's "Team") named "Team Name" based at or near Owner's "Home City," having its principal operating location at the "Home Arena" ice arena in Owner's "Protected Territory," to represent Owner's Team to the public as an authorized WPHLI team, and to have Owner's Team play in League games with other League teams as scheduled by WPHLI, the first game to be upon "Season Opening Day," all as defined in Exhibit A, and on the terms stated in this Agreement. Owner accepts this Agreement. Owner shall establish and operate Owner's Team and Home Arena on the terms stated herein.

     2.2. PROTECTED TERRITORY. WPHLI will not locate or authorize any other party to locate a WPHLI System home ice hockey arena within Owner's Protected Territory as long as Owner is in full compliance with this Agreement. Owner's

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                                                              _______    _______
                                                               Owner      WPHLI

"Protected Territory" is the geographic area designated in Exhibit A. Owner's Team shall not engage in hockey games within another owner's protected territory except for scheduled games or with WPHLI's written consent. The Protected Territory is not an exclusive marketing area. Owner may market and solicit sales from Owner's Home Arena to anywhere within the USA subject to the terms of this Agreement. WPHLI, other System owners, arenas, or businesses may market or solicit sales in the Protected Territory for teams based at arenas located outside of the Protected Territory; and, customers in the Protected Territory may choose to purchase from such others. As non-limiting examples, if Owner's Protected Territory is defined to be a twenty-five mile radius from the Owner's Home Arena's main entrance, then another League team's arena may be lawfully located anywhere as long as the other League team's arena's main entrance is not within a twenty-file mile radius of Owner's Home Arena's main entrance, and other League teams may lawfully sell or market tickets, goods or services, or the like, in Owner's Protected Territory as long as the other League teams' arenas are not located within Owner's Protected Territory.

     2.3. TERM. The duration of this Agreement's "Initial Term" is ten years. This Agreement is effective and its Initial Term commences upon this Agreement being accepted in writing as required herein by WPHLI. Unless sooner terminated as herein provided, the Initial Term continues through the first day of June immediately following the tenth season of League play after this Agreement becomes effective. Subject to the renewal conditions and terms stated herein, this Agreement's Renewal Term commences the first day of June immediately following the tenth season of League play and, unless sooner terminated as herein provided, continues through the first day of June immediately following the Renewal Term's tenth season of League play. A season of League play passes regardless of whether or not Owner's Team participates in League play unless WPHLI, in WPHLI's discretion, provides a written waiver to Owner specifically extending the applicable term.

3. WPHLI'S OBLIGATIONS

     3.1.  PRE-OPERATIONAL   OBLIGATIONS.   WPHLI  will  provide  the  following
assistance to Owner on or before Season Opening Day.

          3.1.1. SYSTEM LICENSE. WPHLI grants Owner a limited license to use the System to establish and operate Owner's Team at Owner's Home Arena and to represent Owner's Team to the public as an authorized WPHLI team on the terms stated in this Agreement.

          3.1.2. GOVERNING DOCUMENTS. WPHLI will loan Owner the System's Governing Documents for establishing a standard System team and managing, marketing and operating a standard System team at a standard System arena and competing with other League teams. WPHLI will update same as WPHLI deems useful. Any documents or items to be provided by WPHLI which can be provided electronically to Owner, at WPHLI's election, may be provided electronically by WPHLI to Owner. As a non-limiting example, WPHLI's providing Owner with access to a password-protected League internet site for League owners comprises delivery to Owner of such documents that are available there.

          3.1.3. ARENA CONTRACT ASSISTANCE. Unless Owner has already obtained an Arena Contract or WPHLI or a WPHLI Affiliated Entity (see 12.9) is involved in offering same to Owner, WPHLI will make advisory assistance available to Owner

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                                                              _______    _______
                                                               Owner      WPHLI
concerning Owner's lease negotiations for Owner's Arena Contract. WPHLI's advisory assistance in this regard consists of general guidance concerning the System's standards for arenas and arena lease terms generally and may not be relied on by Owner for Owner's specific decisions. Owner's negotiation of Owner's Arena Contract, subject to the parameters and terms stated herein, including without limitation, Part 4.1, is solely Owner's responsibility.

          3.1.4. SYSTEM PRODUCTS. WPHLI will loan Owner a sample list of vendors and Products approved for use with the System and identify at least one source capable of providing such Products to Owner. The System's "Products" are the System's equipment, supplies, goods, uniforms, signs, forms, documents, computer hardware, software, communications and related items specified in the Governing Documents, together with such modifications and items WPHLI adds to the System by amending the Governing Documents. WPHLI will loan Owner a sample list specifying Products available to System owners generally from WPHLI, if any. WPHLI will offer Owner such Products as WPHLI offers to other System owners generally subject to availability, scheduling, agreement on payment, and provided Owner is not in any default with WPHLI. WPHLI may pool purchases of certain goods or services by WPHLI owners from one or more designated suppliers ("Supplier Pool")

          3.1.5. TRAINING MANUAL. WPHLI will loan Owner one copy of the System's Training Manual for use during initial training and in ongoing training and operation of Owner's Team. The Training Manual may be an integral part of the Governing Documents.

          3.1.6. RECRUITMENT. WPHLI will make available advisory assistance to Owner in recruitment of Players (a professional hockey player employed by a team participating in League games) and non-player personnel for Owner's Team. WPHLI's advisory assistance is general guidance concerning the System's standards for Player and non-player recruitment and may not be relied upon by Owner for Owner's specific personnel decisions. WPHLI does not hire Owner's employees for Owner. Owner will acquire Players for Owner's Team in accordance with WPHLI's Player Recruitment policies as set out in the Governing Documents.

          3.1.7. INITIAL TRAINING. WPHLI shall furnish initial training to Owner's initial Management Personnel employed by Owner for operation of Owner's Team (up to six persons), namely, a single training session comprised of a two day initial basic training program in English concerning establishing a standard System team at a standard System arena in accordance with the Governing Documents and managing, marketing, and operating a standard System team at a standard arena in accordance with the Governing Documents. The cost of the instructional and training materials used in the initial training is included in the Initial Fee. WPHLI will not provide wages or employee benefits to anyone during any training period. All expenses incurred by trainees in connection with and during any training, including without limitation, transportation, living expenses, meals, lodging, wages, employment benefits, etc. (collectively, "Personal Expenses"), shall be at Owner's sole expense. Each of Owner's initial trainees must complete training to the satisfaction of WPHLI prior to Season Opening Day, unless waived in writing by WPHLI in its sole discretion in any particular case. The initial training program for Owner's initial Management Personnel will be at WPHLI's headquarters or locations selected by WPHLI. Training in use of the System includes loaning Owner a System Training Manual and the Governing Documents and providing the System's standard guidance concerning the System's standards for recruiting Players, scheduling games, customer relations, sales, advertising, equipment, quality control, and franchise operations. Training requires full-time attendance of Owner's Management Personnel for approximately eight hours per day as described in more

                                       3
                                                              _______    _______
                                                               Owner      WPHLI
detail in the Governing Documents. Upon Owner's written request, WPHLI will make additional initial training available to Owner as WPHLI deems appropriate subject to scheduling and terms set forth elsewhere herein.

          3.1.8. UNIFORMS. WPHLI will loan Owner a set of WPHLI's specifications for uniforms for Owner's players and identify at least one source capable of providing such uniforms to Owner. Owner shall design Owner's Team's uniforms within WPHLI's specifications and subject to WPHLI's approval.

          3.1.9. ON-SITE PRE-OPENING ASSISTANCE. WPHLI will provide pre-opening assistance to Owner by providing a WPHLI advisor at Owner's Home Arena, prior to or during Owner's Season Opening Day to offer general advice concerning opening, managing, marketing and operating a standard System team at a standard arena in accordance with the System's standards. The advisor's responsibility and authority is limited to giving general guidance to Owner concerning the System's standards. Owner has sole and exclusive authority and responsibility to instruct Owner's employees and sole responsibility for Owner's Team and operations. The cumulative number of days that a WPHLI's advisor must be at Owner's Home Arena to provide on-site opening assistance and start-up consultation pursuant to this Agreement is two days, sequential or not, prior to Season Opening Day, the dates of attendance being selected by WPHLI. At Owner's request, WPHLI and Owner may offer additional initial on-site consultation as WPHLI deems appropriate subject to scheduling and terms set forth elsewhere herein.

     3.2.  POST-OPERATIONAL  OBLIGATIONS.   WPHLI  will  provide  the  following
assistance to Owner on or after Season Opening Day.

          3.2.1. SYSTEM BENEFITS. WPHLI will make available to Owner the System's methods of standardizing operations of League teams generally pursuant to the System, loan Owner the System's Governing Documents, deliver amendments to same to Owner, and identify to Owner qualified sources of equipment and supplies to operate a standard System team at a standard arena, all as WPHLI makes same available to League owners generally.

          3.2.2. SCHEDULING LEAGUE GAMES. WPHLI will coordinate scheduling of games between Owner's Team and other League teams, pursuant to the procedures for scheduling stated in the Governing Documents.

          3.2.3. OFFICIATE GAMES. WPHLI shall provide League officials to officiate at scheduled regular season League games of Owner's Team as specified in the Governing Documents at WPHLI's cost. WPHLI shall provide League officials to officiate at scheduled preseason, post-season and all other scheduled League games which are not regular season games, at Owner's cost. Any increase in WPHLI's cost of providing officials from the effective date of this Agreement forward shall be reimbursed to WPHLI by League owners on a pro rata basis as determined by the Governing Documents.

          3.2.4. ON-SITE OPENING ASSISTANCE. WPHLI will provide on-site assistance to Owner by providing a WPHLI advisor at Owner's Home Arena during or shortly after Owner's Team's first regular season game at Owners' Home Arena to offer general guidance concerning the System's standards with respect to player recruitment, scheduling, opening, managing, marketing and operating a standard team at a standard arena in accordance with the System's standards. The

                                       4
                                                              _______    _______
                                                               Owner      WPHLI
cumulative number of days that a WPHLI's advisor will be at Owner's Home Arena to provide on-site assistance, and consultation pursuant to this Agreement is two days, sequential or not, during Owner's Team's first season, the dates of attendance being selected by WPHLI.

          3.2.5. ON-GOING CONSULTATION. The first three months after Owner's initial season's Season Opening Day, WPHLI will be available to speak with Owner's Management Personnel by telephone once each week at reasonably agreed times to discuss Owner's operational opportunities and challenges. Thereafter, representatives at WPHLI's headquarters will be reasonably available to Owner's Management Personnel during WPHLI's normal business hours for telephonic consultation and guidance with respect to operation and management of Owner's Team by Owner's Management Personnel in accordance with System standards. WPHLI's advisory assistance is general guidance concerning the System's standards and may not be relied upon by Owner for Owner's specific decisions. At Owner's request, WPHLI and Owner may schedule additional on-site assistance and consultation as WPHLI deems appropriate subject to scheduling and terms set forth elsewhere herein.

          3.2.6. ADDITIONAL TRAINING AND UPDATES. WPHLI's current practice is to have a summer conference each year for the purpose of getting League team owners and management together with WPHLI's management to develop plans for the next season. WPHLI may, in its discretion, hold conferences to discuss sales techniques, personnel training, bookkeeping, inventory control, performance standards, advertising and merchandising procedures, and other matters relevant to the System. WPHLI will make such seminars and additional instruction and training available to Owner and Owner's Management Personnel that WPHLI makes available to System owners generally and provide Owner with updates to the Governing Documents as WPHLI makes such updates available to System owners generally. Such seminars and additional training may either be via conference call, at WPHLI's Headquarters city, another System arena, or other location as may be scheduled and designated by WPHLI. WPHLI does not currently charge conference attendance fees, but reserves the right to do so in the future. Owner is solely responsible for the Personal Expenses of Owner and Owner's staff and all other costs in connection with same.

          3.2.7. STANDARDS. WPHLI will make reasonable efforts to maintain the System's standards by conducting inspections of Owner's Team as WPHLI deems useful, revising the System as WPHLI deems advisable and notifying Owner of updates and changes in the Governing Documents and the System as WPHLI makes same available to System owners generally. WPHLI will receive and review Owner's suggestions for improvement of the System.

          3.2.8. BOARD OF GOVERNORS. WPHLI shall schedule and coordinate the League's Board of Governor's meetings and the League's owner's meetings as stated in the Governing Documents. Owner is solely responsible for the Personal Expenses of Owner and Owner's staff, and such charges and fees as are uniformly set for attending teams in the Governing Documents.

          3.2.9. ADDITIONAL ASSISTANCE. WPHLI will be reasonably available to provide Owner additional guidance concerning the System's standards as set forth in the Governing Documents on a reasonable request basis or when deemed necessary by WPHLI. Assistance may be in person, telephonic, or by publication as WPHLI deems appropriate. If requested by Owner, and if WPHLI personnel are available, WPHLI, at its option, may provide a WPHLI representative at Owner's

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                                                              _______    _______
                                                               Owner      WPHLI
business to provide additional training or guidance concerning the System's standards upon WPHLI's then current standard fees and expenses and terms.

          3.2.10. MARKETING ASSISTANCE. WPHLI shall furnish Owner with advisory promotional guidance concerning promoting Owner's Team's initial Season Opening Day in accordance with the System's standards. WPHLI will be available thereafter on a reasonable basis to provide ongoing advisory promotional guidance to the Owner in accordance with the System's standards. WPHLI will permit Owner to use WPHLI's League logos and marketing procedures as stated in the Governing Documents. If WPHLI elects to make System stock advertising materials available to System owners generally, then WPHLI shall provide same to Owner, WPHLI will review proposed advertising copy sent by Owner to WPHLI and inform Owner of the marketing concepts WPHLI makes available to System owners generally. WPHLI may create an advertising fund (the "Advertising Fund") to promote the interests of the League and to assist with marketing the League. Materials provided by the Advertising Fund to System owners may include marketing materials, advertisements, videotapes, etc., any specific such efforts being in WPHLI's discretion If an Advertising Fund is created and it funds such efforts, Owner will receive one sample of each System-wide distributed marketing piece or advertising material at no charge beyond Owner's Advertising Contributions to the Advertising Fund. WPHLI does not represent or promise that an Advertising Fund will be created or be useful to Owner. Owner may develop and place advertising materials for Owner's own use, at Owner's own cost as long as same are within the System's standards.

          3.2.11. ADVERTISING ASSOCIATIONS. WPHLI may implement advertising associations as WPHLI deems useful to combine the advertising efforts of System owners, such as common marketing and advertisements, use of common advertising agencies, coordination of ad placement, etc., any specific such efforts being in WPHLI's discretion. Establishment of any advertising association depends on the existence and cooperation of other appropriate teams. WPHLI does not represent or promise that any cooperative advertising associations or efforts will occur or be useful to Owner, in part because same are dependent on the cooperation of others.

          3.2.12. RULE ENFORCEMENT. Owner delegates to WPHLI the power to enforce the League's Rules, decide disputes between League owners and to be the final decision-maker with regard to such disputes. WPHLI has the authority to reprimand and/or fine any owner, owner's employee or Player for violation of the League's Rules or Governing Documents.

          3.2.13. SALARY CAP. WPHLI currently has an annual salary cap applicable to all League teams. Because the laws of affected jurisdictions concerning salary caps are complex and changing, WPHLI does not promise or represent that a salary cap will be maintained or what its terms will be, only that WPHLI currently intends to maintain and pursue same. WPHLI will review the salary cap annually and establish rules and procedures within the Governing Documents regarding free agency trading, sales and trades of Players between teams, rules and exceptions to same, in WPHLI's discretion are deemed by WPHLI likely to maintain competitive balance among League Teams. WPHLI expressly disclaims any representation that any or all teams will be competitive.

                                       6
                                                              _______    _______
                                                               Owner      WPHLI

4. HOME ARENA.

     4.1. HOME ARENA CONTRACT. Owner is entitled and obligated to obtain use of the one Home Arena at the address stated in Exhibit A and at no other place, subject to relocation as provided herein. Owner hereby elects one of the following options:

          4.1.1. [ ] OPTION 1: PRE-AGREED LEASE. Owner has obtained an Arena Contract and WPHLI hereby approves same or WPHLI is itself involved with offering same to Owner.

          4.1.2. [ ] OPTION 2: OBTAIN OWN LEASE. Owner is responsible for entering an approved Arena Contract within the time period stated herein.

          4.1.2.1. Owner will enter into a lease, sub-lease, license, or purchase agreement for the Home Arena (the "Arena Contract") providing for Owner's occupancy of the Home Arena sufficiently prior to Season Opening Day for Owner to fulfill all of Owner's obligations under this Agreement. The Arena Contract must be acceptable to WPHLI and may only be entered into by Owner with WPHLI's prior written approval. OWNER IS CAUTIONED AGAINST ENTERING INTO ARENA CONTRACTS WHICH ARE NOT EXPRESSLY CONTINGENT ON WPHLI'S APPROVAL. A condition of Arena Contract approval is Owner's delivery to WPHLI of the System's then-current Lease Rider fully executed by the lessor and Owner. The Arena Contract shall have an initial term and renewal terms which are collectively not less than this Agreement's initial term and renewal term unless otherwise approved in writing by WPHLI in WPHLI's sole discretion. If an independent legal review is deemed necessary by WPHLI, Owner shall pay all legal fees and expenses incurred by WPHLI and Owner in connection with review, negotiation, and execution of the Arena Contract and issues relevant to the same. Owner shall never assign or sublet any interest in the Arena Contract, other than to WPHLI, without obtaining the prior written consent of WPHLI, such consent not to be unreasonably withheld.

          4.1.2.2.  If Owner does not enter an approved Arena  Contract  meeting
WPHLI's standard criteria six months prior to the upcoming season's opening game, WPHLI may elect to terminate this Agreement by notifying Owner of the same in writing. Upon Owner accepting such termination upon WPHLI's form for same,
WPHLI will refund one-half of the Initial Fee to Owner, less WPHLI's out-of-pocket expenses and standard fees (including, without limitation, Arena location and lease negotiation efforts, training, etc. incurred due to this relationship). WPHLI is not required to refund any money until Owner executes WPHLI's acceptance of termination form. If Owner's Home Arena is to be newly constructed, or if an existing arena is to be substantially remodeled to accommodate Owner's Team, a substantial investment and effort will be required. Owner shall employ a qualified architect to adapt the System's plans and specifications to the Home Arena and all applicable laws, regulations, ordinances, lease requirements and market conditions, being especially mindful of all zoning, signage, parking, access, health, environmental and storage requirements. The architect must be submitted to WPHLI for approval and be approved by WPHLI before the architect is engaged. WPHLI's approval of an architect does not comprise any representation concerning the architect by WPHLI. Owner is solely responsible for Owner's choice of Owner's architect. WPHLI may elect to require use of a WPHLI-selected architect, and, if so, Owner shall employ the WPHLI-selected architect. Owner will submit Owner's plan for adapting the System to the Home Arena to WPHLI for prior written approval, not change the same without WPHLI's written approval, and certify to WPHLI that Owner has obtained all permits and permissions required for remodeling or

                                       7
                                                              _______    _______
                                                               Owner      WPHLI
construction and operation. Owner will submit to WPHLI the information required by WPHLI concerning Owner's general contractor. The general contractor must be approved before the general contractor is engaged. WHPLI's approval of the general contractor does not comprise any representation concerning the general contractor by WPHLI. Owner will certify to WPHLI that Owner has obtained all permits and permissions required for lawful construction and operation. Owner is solely responsible for selecting, supervising and paying for architects, contractors, detailed plans, equipment, supplies, financing, fixtures, signs, working capital, and all other aspects of creating and opening the Home Arena. Owner will return to WPHLI any WPHLI standard plans and specifications on or before using the Home Arena for Owner's business operations.

     4.2. HOME ARENA OPERATION. Owner will equip, staff, train, open, and operate at Owner's sole expense one WPHLI League team at and from Owner's Home Arena and in Owner's Protected Territory and at and from no other place and in no other territory except pursuant to League games scheduled by WPHLI, or as otherwise approved by WPHLI in advance. Owner will fully comply with Owner's obligations under the Arena Contract, and not do or omit doing anything which gives anyone the right to terminate or not renew the Arena Contract prior to the end of this Agreement's then-current term. Owner will provide the Home Arena for scheduled League games as set forth herein and the Governing Documents. This will include, without limitation, private team, official, media and WPHLI areas before, during, and after games and appropriate reserved seating for the visiting team, Media and WPHLI. Owner shall maintain possession of and make the Home Arena fully available for all scheduled League games (exhibition, pre-season, regular, or playoff) as required herein. Failure to do so is a material breach unless the failure is due to the Home Arena being materially damaged or destroyed by an act of God, in which event Owner has the longer of sixty days or the beginning of the next season to relocate or reconstruct. Owner will use Owner's Team's facilities solely for operation of Owner's Team.

     4.3. CHANGE OF HOME ARENA. If Owner's right to use Owner's Home Arena for all purposes required by this Agreement is terminated or impaired prior to termination of this Agreement for a reason other than a default of this Agreement or the Arena Contract by Owner or an entity under the direction or control of Owner, then Owner shall have the right to relocate Owner's Team to another ice arena within Owner's Protected Territory. Owner's relocation right is subject to Owner satisfying this Agreement's and the Governing Documents' requirements concerning a substitute ice arena and Arena Contract, including obtaining the prior written consent of WPHLI, which shall not be unreasonably withheld. Upon Owner obtaining WPHLI's consent to the substitute ice arena and its Arena Contract, Owner shall, at Owner's sole expense, establish and operate Owner's Team at the substitute ice arena, which shall thereafter be deemed to be Owner's Home Arena. Owner will submit each requested substitute site to WPHLI with a completed proposed Arena Contract, completed standard then current System Lease Rider, and arena evaluation form. Relocation of the Home Arena does not change the Protected Territory's boundaries unless WPHLI and Owner expressly agree to same. WPHLI is not liable to Owner for any expense or loss of revenue directly or indirectly incurred by Owner as a result of termination of the original Arena Contract and is subject to payment of WPHLI's then current standard relocation fee as provided in the Governing Documents. No refunds are due from WPHLI if a new arena does not timely materialize.

                                       8
                                                              _______    _______
                                                               Owner      WPHLI

5. OWNER'S OBLIGATIONS

     5.1. TEAM OPERATION. Owner will equip, staff, train, open, and operate at Owner's sole expense one WPHLI team in compliance with this Agreement and the Governing Documents at and from Owner's Home Arena and in Owner's Protected Territory and at and from no other place and in no other territory. Prior to the Season Opening Day, Owner will obtain and thereafter maintain all licenses, permits and inspection approvals required by applicable laws and the Governing Documents to conduct business in the Home Arena's jurisdiction and operate Owner's Team at the Home Arena, and to host League games at the Home Arena and to compete in away games in accordance with League game schedules developed by WPHLI, including, without limitation, a business license, labor, health, fire and safety inspections and approvals, and a liquor license, all as acceptable to WPHLI. Owner's Team will commence League play on the Season Opening Day specified in Exhibit A, unless same is rescheduled by WPHLI and thereafter appear at, play, and complete all scheduled League games (exhibition, pre-season, regular, or playoff) in the manner required by the Governing Documents as scheduled by WPHLI, or as otherwise approved by WPHLI in advance.

     5.2. PERSONNEL

          5.2.1. PERSONNEL GENERALLY. Owner shall employ a sufficient number of fully trained and competent personnel of good character, including, without limitation administrative personnel, managers, and clerical staff to properly perform Owner's obligations. The Governing Documents may require Owner's Team to have a certain number of personnel actively engaged in certain positions and set skill and qualification standards for each position. Owner is solely responsible for the selection and evaluation of Owner's personnel and may not rely on WPHLI's suggestion or approval of such persons. WPHLI is in no way responsible for the selection of or the performance, honesty or any other quality of Owner's personnel. WPHLI may require any of Owner's personnel to attend additional training and refresher courses from time to time at locations chosen by WPHLI at Owner's expense. Owner will cause each of Owner's employees to become familiar with those portions of the Governing Documents designated for the applicable employee category and to comply fully with them. Owner is responsible for Owner's employees' compliance with the Governing Documents. Without limiting WPHLI's other remedies, if any of Owner's employees fail to comply with WPHLI's Governing Documents' requirements, upon written request of the WPHLI, Owner will take corrective action ranging from the subject personnel taking additional training to removing the non-complying employee from League-related duties. WPHLI may require any person associated with the League to attend training or additional training as a condition of beginning to act or continuing to act in any League related activity, if the same is, in WPHLI's discretion, in the best interest of the System. If WPHLI determines that any person's act or acts are inappropriate for a person associated with the League, WPHLI may either immediately condition approval for the person acting in any League-related activity on completing or retaking such parts of the System's training or taking such corrective action that WPHLI deems appropriate, or WPHLI may, after consultation with WPHLI's Board of Governors, ban the person from acting in any League-related capacity, including as an equity owner, manager, employee, agent, or capacity related to the League or Owner, all upon such conditions, terms and duration that WPHLI deems appropriate.

          5.2.2. MANAGEMENT PERSONNEL. Owner shall maintain a full staff of "Owner's Management Personnel" as stated in the Governing Documents. Owner has sole authority to control Owner's Management Personnel's actions and may remove

                                       9
                                                              _______    _______
                                                               Owner      WPHLI
any of Owner's Management Personnel at any time. WPHLI does not have any power or authority to control Owner's Management Personnel's acts or decisions. That power and authority is held solely by Owner. WPHLI reserves the right to charge Owner WPHLI's then current standard training fee for training any Owner's Management Personnel or prospect for same after Owner's initial Season Opening Day. Owner's Team will be directly supervised "on-premises" by a General Manager who shall be the full-time hands-on chief executive officer of Owner's Team with full managerial control, authority and responsibility for operating Owner's Team. The General Manager will personally participate in actual operation of the Team by spending a minimum of an average of thirty hours a week personally with the Team directly and actively managing the Team year round to supervise sales, recruiting, training, season play, etc. Owner shall hire Owner's Management Personnel sufficiently in advance for them to be qualified and approved or disapproved by WPHLI and fully trained before becoming responsible for any System related activities. Owner's Management Personnel shall participate on a full-time basis in the direct management and operation of Owner's Team and sign the System's then-current standard agreements, including, without limitation, agreements to maintain confidentiality, not have an interest in or business relationship with any other ice hockey team, not compete, etc., that WPHLI requires of new System team management personnel generally. In the event of the termination, resignation, death, or incapacity of any of Owner's Management Personnel, Owner shall replace same within sixty days with a person approved in writing by WPHLI, approval not to be unreasonably withheld.

          5.2.3. PLAYERS. Owner shall employ the League's then-current minimum of Players for Owner's Team as stated in the Governing Documents. Positions, qualifications, duties and the like may be stated in the Governing Documents. Owner's Players must continue to be eligible and available to participate in League play during each season of League play and any applicable playoff games, subject to injuries and excused absences. Owner shall have a written contract with each Player which contract is on a standard form approved by WPHLI. Each Player contract shall conspicuously state that it is not binding until approved in writing by WPHLI. After Owner and a Player execute a Player contract, Owner shall immediately deliver same to WPHLI for approval. Upon Owner's receipt of WPHLI's written approval or disapproval of the Player contract, Owner shall immediately deliver a copy of WPHLI's approval or disapproval to the Player. WPHLI may impose a salary cap for each League Team within the League limiting the total sum of Player salaries for Owner's Team which salary cap shall be the same for all League teams. Owner's Team shall also employ a Head Coach who shall not be a Player. The Head Coach's responsibilities may be stated in the Governing Documents. Owner recognizes the importance to WPHLI and other team owners of ensuring a consistency of League team operating costs. Owner agrees that, to the extent permissible under applicable law, all contracts between Owner and each of Owner's Team Players will be in such form as may be prescribed by WPHLI from time to time (the "Players' Contract") and be in compliance with all rules set forth for such agreements in the Governing Documents. WPHLI does not promise or represent that current methods of obtaining and retaining Players will be continued for any length of time.

     5.3. TRAINING. WPHLI will provide the instructional and training materials used in the initial training program to Owner's Management Personnel without charge to Owner. Owner and WPHLI shall schedule Owner's Management Personnel to attend training at Owner's expense at a location designated by WPHLI and Owner's Management Personnel shall attend and successfully complete WPHLI's initial

                                       10
                                                              _______    _______
                                                               Owner      WPHLI
training program to WPHLI's satisfaction prior to the Owner's Team beginning operations. Thereafter, whoever Owner designates as a Governor or Owner's Management Personnel must successfully complete WPHLI's initial training program prior to serving as Owner's Management Personnel. Owner's Management Personnel designated by WPHLI shall attend and complete to WPHLI's satisfaction such additional training, assistance, seminars, meetings, conferences, etc. as WPHLI, may from time to time require, at such locations that WPHLI designates. If requested by WPHLI, Owner shall have Owner's Team's primary computer physically at WPHLI's training location during initial training so Owner's Management Personnel can be trained on the actual software loaded on Owner's hardware that they will use in Owner's Team's operations. WPHLI's training duty solely comprises offering training experiences and no more. All costs will be born by Owner. Owner is solely responsible for the performance of Owner's Management Personnel. Owner will cause the attendance of designated employees at such training as WPHLI may conduct from time to time.

     5.4. MINIMUM TICKET SALES. Any League owner's failure subjects WPHLI, the League, and other League owners to substantial expenses. For this reason, League owners must post a Letter of Credit in favor of WPHLI. WPHLI's experience is that focusing new League owners on selling season tickets is critical to the success of new League owners. Consequently, WPHLI requires of Owner a letter of credit in favor of WPHLI in an amount which varies with Owner's season ticket sales, i.e. the more season tickets Owner sells, the less Owner's letter of credit requirement. Owner's duty to create, fund, and maintain a letter of credit in favor of WPHLI is set forth in Exhibit A and the Governing Documents and its amount shall be increased or decreased in accordance with the terms stated in Exhibit A and the Governing Documents. The Owner's duty to sell certain numbers and types of tickets may vary and Owner's letter of credit requirements will be adjusted after Owner's first season.

     5.5. BEST EFFORTS. Owner will continuously use its best efforts to market, develop and maximize recognition and use of the System throughout Owner's Protected Territory including, without limitation; aggressively advertising and promoting Owner's Team and the League, obtaining and maintaining all facilities, equipment, Products, Players, staff, etc. as described in the Governing Documents. Owner shall continuously operate the System at its full capacity for the full term of this Agreement; strictly comply with all terms in this Agreement and with all other agreements which relate to Owner's business or use of the System, including, without limitation, the Arena Contract and all agreements with WPHLI, WPHLI Affiliate Entities, Players, vendors, suppliers, other System owners and System Associations, if any; maintain full continuous operations; and do all things necessary for Owner's Team to compete in home and away games in accordance with League game schedules developed by WPHLI, all in strict compliance with the Governing Documents as they may be revised from time to time. Owner's failure to strictly comply with, observe and perform any term, condition, covenant, provision or obligation of this Agreement is a breach of this Agreement. Owner will send any suggestions Owner has for improving the System to WPHLI in writing. Owner will fully cooperate with WPHLI's efforts to sell additional System teams including, without limitation, displaying information concerning the availability of new teams, making Owner and any of Owner's personnel available to truthfully answer the questions of prospective owners if requested by WPHLI and assisting in training new owners and their personnel at Owner's Home Arena.

                                       11
                                                              _______    _______
                                                               Owner      WPHLI

6. LEAGUE MANAGEMENT.

     6.1. BOARD OF GOVERNORS. For the League and its several individual teams to succeed in the League's collective enterprise, the League's several individual teams must cooperate in the integrated operation of the League as single collective enterprise. Not every owner's team's interests will be maximized in every interaction. The success or failure of each League team affects all League teams. WPHLI manages the League and sets the League's game schedule. One of WPHLI's methods of League governance is to consult with and obtain advice from the owners and management personnel of WPHLI's several teams. Such consultation occurs in part, although not exclusively, pursuant to the WPHLI's and the several League owners' participation in the League's Board of Governors.

     6.2. MEMBERSHIP. Each League team that is in good standing has one vote which is voted by the team's Governor. The League's "Board of Governors" will be comprised, meet and operate as stated in the Governing Documents. Owner is entitled and required to appoint up to two Governors (a principal Governor and one alternate Governor) to the Board of Governors to represent Owner's Team who shall attend and participate in all Board of Governors meetings. Owner shall notify WPHLI of Owner's nominee for Owner's Team's Governor sufficiently in advance for WPHLI to approve or disapprove of the nominee, in WPHLI's discretion. WPHLI thereafter has the right to revoke WPHLI's approval of Owner's Team's Governor, in WPHLI's discretion, but only after consultation with Owner. The Board of Governors is chaired by a President appointed by WPHLI. In the case of a tie vote of the members of the Board of Governors, The President has an additional deciding vote.

     6.3. POWERS OF THE BOARD OF GOVERNORS. The Board of Governors represents the owners of League teams, and is responsible for making recommendations to WPHLI concerning the following League affairs:

          6.3.1. SCHEDULE. Development of a schedule format for exhibition, regular season and playoff games;

          6.3.2. LEAGUE RULES. Development of League Rules for the conduct and administration of League games. Enforcement of the League Rules through investigation disciplinary offenses and setting and enforcing penalties is solely within WPHLI's power, but in appropriate cases WPHLI may consult with the Board of Governors concerning same. "League Rules" means rules and regulations enacted by WPHLI to govern League play. The League Rules may be supplemented, deleted or amended from time to time by WPHLI in accordance with the Governing Documents and after consultation with the Board of Governors.

          6.3.3. PLAYOFFS. Development of playoff competitions and funding by all owners of playoff prize pools;

          6.3.4. PLAYER'S CONTRACT. Suggestions concerning revisions to or replacement of a standard player's contract, playoff payments, Player salary cap, and other player-related matters;

          6.3.5. ADVERTISING FUND. Administration of the Advertising Fund; and

                                       12
                                                              _______    _______
                                                               Owner      WPHLI

          6.3.6. MARKETING. Marketing and operation of the League and the WPHLI System.

          6.3.7.    ADMINISTRATION.    Suggesting    changes    concerning   the
administration of WPHLI.

     The Board of  Governors  shall act only in  compliance  with the  Governing
Documents and all other applicable agreements, including, without limitation, this Agreement to which League team owners are bound. Board of Governors' acts do not modify any agreement between WPHLI and System owners. The Board of Governors' acts are always advisory without independent force or effect. The League's owners never "agree" with each other to act or not act through the Board of Governors, only to develop consensus recommendations to WPHLI. WPHLI never "agrees" with any Board of Governors' act or recommendation. WPHLI shall consider the acts, resolutions, and advice of the Board of Governors, and then WPHLI shall reach its own independent decisions concerning such matters.

     6.4. ATTENDANCE. Owner will ensure that Owner is represented by Owner's authorized representatives at each and every meeting of WPHLI governors or owners, which may be called at the discretion of WPHLI from time to time. There are currently four Board of Governors' meetings annually at which governors of all teams are expected to attend. Continuation of this schedule is not guaranteed. It may be changed. Additional meetings may be called. If Owner is an individual, Owner specifically agrees to personally physically attend in person at least one League owners' meeting annually called by WPHLI with reasonable notice. If Owner is an incorporated entity, Owner will attend via an agreed representative, expected to be the individual with the most equity ownership in Owner. Attendance means being physically in attendance in person at such meetings. There is currently one Summer Conference annually at which Owner is required to be physically in attendance unless otherwise agreed. Continuation of this schedule is not guaranteed. It may be changed. If Owner or Owner's Governor is unable to attend any such meetings, Owner will send a substitute person, approved in advance by WPHLI, in the missing person's place to represent Owner's Team. Isolated absences with prior notice and due to good cause are acceptable. Participation in League meetings is at Owner's sole cost.

7. OWNER'S PAYMENTS

     7.1. INITIAL FEE. Owner will pay WPHLI an "Initial Fee" of $1,250,000. The Initial Fee is fully earned and non-refundable upon WPHLI's acceptance of this Agreement as set forth herein and is in partial payment for WPHLI's administrative costs, opportunities lost or deferred, past efforts in developing the System, and a license to use the System, together with the other assistance and advantages made available to Owner as stated herein. The Initial Fee is due from Owner to WPHLI upon the schedule stated in Exhibit A. WPHLI will return to Owner the portion of the Initial Payment received from Owner with Owner's executed copy of this Agreement if WPHLI does not accept this Agreement as set forth herein within thirty days of receiving Owner's executed Agreement and the required portion of the Initial Payment.

     7.2. ASSESSMENT FEE. In consideration for the licenses granted herein, WPHLI's administrative and lost opportunity costs, WPHLI's costs and risks in developing the System, and the assistance specified herein, Owner will pay WPHLI an "Assessment Fee" of $100,000 each calendar year. The Assessment Fee is payable as follows: At the earlier of WPHLI's Annual Summer Conference or the fifteenth day of June of each year, Owner shall deliver to WPHLI four checks in

                                       13
                                                              _______    _______
                                                               Owner      WPHLI
the amount of $25,000 each, dated June 15, July 15, and September 15, of that year, and February 15 of the succeeding year. These amounts are subject to the CPI inflation adjustment of Section 11.6. The checks shall contain no restrictive endorsements other than being post-dated. WPHLI shall not present same for payment until their stated dates. Owner shall insure that these checks will be paid upon their being presented for payment upon their face dates. Upon three months advance written notice to Owner, WPHLI may elect to replace Owner's duty to pay WPHLI an annual Assessment Fee of $100,000 with an Owner's duty to pay WPHLI a License Fee of five percent of Owner's Revenues upon schedules and terms to be stated in the then-current Governing Documents. Further, WPHLI may impose other reasonable special assessments based on a recommendation from the Board of Governors.

     7.3. LETTER OF CREDIT. WPHLI and other League owners depend upon Owner's performance of Owner's promises hereunder. A League owner's failure to comply with the owner's promises to WPHLI and other League owners subjects WPHLI and other league owners to substantial expenses. As continuing security for satisfaction of Owner's obligations, Owner will establish and continually maintain an irrevocable non-expiring (automatically renewing) letter of credit upon terms stated in the Governing Documents to secure Owner's full performance of Owner's duties under this Agreement at a federally chartered bank ("Bank") acceptable to WPHLI upon terms acceptable to WPHLI in the amount of $100,000 (the "Letter of Credit") pursuant to the System's then-current standard such agreement contained in the Governing Documents as it may be changed from time to time. These terms may include, without limitation, that the Letter of Credit shall automatically perpetually renew until after Bank has given at least ninety days prior written notice to WPHLI that the Letter of Credit is to not be renewed. WPHLI has discretion to make withdrawals from the Letter of Credit from time to time (with the deemed consent of Owner) if and when WPHLI informs Bank that Owner or Owner's Team is indebted to WPHLI or that WPHLI intends to pay any debt from Owner to a third party which Owner has failed to pay. If WPHLI deems itself insecure, WPHLI may, in WPHLI's discretion, require Owner to increase the Letter of Credit up to $250,000. If Owner's Arena Contract or other agreements related to operation of Owner's business require one or more letters of credit in favor of the landlord or other entities, Owner will always comply with same.

     7.4. TRAINING AND ASSISTANCE. WPHLI will provide the instructional and training materials used in the initial training program to Owner without charge. However, Owner is always responsible for all of Owner's and Owner's personnel's own costs, including all Personal Expenses, for any training, assistance, seminars, meetings, conferences, etc. WPHLI's additional training and additional assistance (after initial opening assistance), is at Owner's expense, namely, at WPHLI's then current published rates, minimum charges, expenses, and both Owner's and WPHLI's Personal Expenses. These rates, charges and expenses are subject to change via amendments to the Governing Documents. The Training and other events will occur at WPHLI's headquarters or where designated by WPHLI.

     7.5. OFFICIATING GAMES. OFFICIATE GAMES. WPHLI shall provide League officials to officiate at scheduled regular season League games of Owner's Team as specified in the Governing Documents at WPHLI's cost. WPHLI shall provide League officials to officiate at scheduled preseason, post-season and all other scheduled League games which are not regular season games, at Owner's cost. Any increase in WPHLI's cost of providing officials from the effective date of this Agreement forward shall be reimbursed to WPHLI by League owners on a pro rata basis as determined by the Governing Documents.

                                       14
                                                              _______    _______
                                                               Owner      WPHLI

     7.6. ADVERTISING.

          7.6.1. LOCAL ADVERTISING. Owner may spend as much money advertising Owner's Home Team and the League as Owner desires, except that Owner must spend at least three percent of Owner's Revenue per Owner's prior fiscal year on such advertising in Owner's Protected Territory as set forth in this Agreement and the Governing Documents. Promotional discounts, coupon reductions and the like are not counted as an advertising expenditure. Owner's advertising is subject to the Governing Documents restrictions which may include, without limitation, requirements that Owner clearly identify that Owner's promotions, prices, etc., are only for Owner's Team if this is true; having Owner's advertising created and placed through a WPHLI owned or approved media agency (in such event, WPHLI may seek and retain any commission); to advertise and charge prices within the League's pricing policies (which may only be effected by a formal written statement issued by WPHLI's President), being restricted to Media primarily directed to Owner's Protected Territory and exclusively using the location on the League's System internet web site allocated by WPHLI; and obtaining WPHLI approval of sponsors to Owner and no other web site or internet advertising except as approved by WPHLI in writing.

          7.6.2. ADVERTISING ASSOCIATIONS. WPHLI may create one or more advertising cooperatives, corporations or groups (each an "Association") to pool the advertising monies and efforts of WPHLI and/or owners. Owner's payments to an authorized Association shall be credited against Owner's local advertising requirement, but do not reduce Owner's Advertising Cost duties. WPHLI shall, in its sole discretion, designate the area covered by any Association (for example, Texas, to share in TEXAS MONTHLY advertising if Texas co-op members so choose). Each System team is entitled to one vote in each Association of which it is a member, provided it complies with that Association's rules. WPHLI may structure Associations to grant WPHLI a veto over expenditures, permit WPHLI to grant any Owner an exemption for any length of time from the requirements of membership in and/or the obligation to contribute fully to any Association, and require their governing documents to include such restrictions as WPHLI deems desirable. Owner shall join such Associations, if and when established by WPHLI, enter into all governing Association documents and fully perform all Association duties, including paying Owner's pro rata share of all costs, expenses, and outlays limited to a maximum two percent of Owner's Revenue per Owner's fiscal year. WPHLI may require Owner or any Association to create and place its local or Association advertising through a WPHLI owned or approved media agency and, in such event, WPHLI may seek and retain the commission paid by the agency or advertising's seller.

          7.6.3. ADVERTISING FUND. WPHLI may, by ninety days prior written notice, create an Advertising Fund, in which event; Owner will pay WPHLI an "Advertising Contribution" for Advertising Costs of up to three percent of Owner's Revenue per Owner's fiscal year to WPHLI. "Advertising Costs" include the cost of: precursor activities such as surveys, design, layout, legal and administration expenses; service mark, trademark and trade dress development, clearance, registration, maintenance and protection; creating, developing, preparing and testing advertising and promotional materials, marketing and public relations personnel or agencies; distribution and Media placement; taxes; and related expenses. A portion of these amounts may be reimbursements to WPHLI due to its internal and external expenses of providing same. WPHLI reserves the right to use Advertising Contributions to fund advertising co-ops or advertising in national Media. WPHLI may charge fees and expenses against the Advertising Fund if it uses an inside or related agency to create and place advertising. Selection of advertisements, Media and locale for Media placement is at WPHLI's

                                       15
                                                              _______    _______
                                                               Owner      WPHLI
sole direction. No advertising program can equally benefit all Owners. Nothing herein requires allocation of advertising costs or benefits on a pro-rata basis, proportional basis, or otherwise. Owner is not entitled to any specific benefit from its Advertising Contributions. Owner's failure to derive any specific benefit from the Advertising Contributions is not cause for Owner reducing or ceasing the same. Monies remaining in any Advertising Costs accounts will be carried forward unless WPHLI elects to end any such account in which event WPHLI may elect to either refund unused money to then current owners who are in compliance with all agreements with WPHLI or spend it on future advertising costs. Advertising Contributions are not Owner investments or assets; the Advertising Fund is not a trust fund; WPHLI owes no fiduciary or any other duties concerning same except as expressly stated in this subsection. No interest accumulates on unused portions thereof in favor of Owner.

     7.7. TRANSFER FEE. As a condition of WPHLI granting its consent to any Transfer, Owner shall reimburse WPHLI for WPHLI's costs and expenses, including, without limitation, legal and accounting fees, associated with the proposed Transfer. Transfers of more than a cumulative ten percent or more of Owner's outstanding equity within any twelve month period or which, alone or cumulatively, effect a change in control of Owner relative to Owner's original principal controlling entity are conditioned upon payment to WPHLI of a "Transfer Fee" equal to twenty-five percent of WPHLI's then current Initial Fee charged to new System owners.

     7.8. REVENUE. "Revenue" is all monies and benefits received or receivable due to any business by or for Owner (which term for the purposes of this paragraph includes any subsidiary or affiliate of Owner or any other entity in which Owner has a legal and beneficial interest) or Owner's Associated Persons in connection with or due to any part of the System, or Owner's Team. Revenue is determined on a cash basis. Money or benefits received by Owner in exchange for prepayments, coupons or the like issued by Owner are Revenue. Revenue includes, without limitation, revenue from all ticket sales for games (including exhibition, regular season and playoff games, whether against other WPHLI teams or otherwise), television, radio and other broadcast revenue, revenue from all forms of advertising, sponsors, revenue from sales of foods, beverages, other goods and services related to Owner's Team or during games by Owner's Team (including Owner's revenues from any sales of liquor, beer, wine, tobacco and the like if applicable), whether in the form of cash, charge or otherwise, all transactions for goods, services or intangibles sold, leased, used, delivered or rendered at, through or related to the System or Owner's Team via cash, credit, barter or otherwise, on or off premises or using in any way any part of the System's Marks, Products, Proprietary Information or other part or item of the System, inside or outside of Protected Territory, business interruption insurance payments and any other related benefits. In the case of any non-cash consideration received by Owner, Revenue means the fair market value of such consideration. Revenue does not include sales taxes and any other taxes which Owner separately states, collects from customers, pays to any federal, state, county, municipal or other local taxing authority and is not entitled to recover, and discounts which WPHLI may in its sole discretion permit from time to time. Cash refunds made within the time periods and in compliance with the Governing Documents' procedures shall be deducted from Revenue. Refunds paid not in compliance with the Governing Documents' procedures shall not be deducted. Any money or benefit received by Owner or its Associated Persons as a consequence of or attributable to any activity which is in breach of this Agreement is deemed Revenue, without limiting WPHLI's remedies therefore. Revenue begins to accumulate immediately and is not delayed until the Team's

                                       16
                                                              _______    _______
                                                               Owner      WPHLI
opening game. Credit transactions (transactions where not all of the agreed payment is received at the time of delivery) are deemed complete when the transaction giving rise to the extension of credit occurs.

     7.9. PAYMENT TERMS. The payment due dates for any monies due WPHLI for Assessment Fees, Transfer Fees, Advertising Contributions, WPHLI's goods, services or otherwise are as set forth in this Agreement and the Governing Documents. If no other date is agreed in writing, payment for goods, services and intangibles is due twenty days after the invoice date. Payments must be accompanied by such fully and accurately completed standard forms, and physically received at WPHLI's Headquarters no later than five o'clock p.m. on the date due or be received there in U.S. dollars by mail within three days thereafter, postmarked on or before the date due and be accompanied by such full and accurately completed standard forms, receipts, and other documents as prescribed in the Governing Documents for a transaction of that type. Failure to properly and timely deliver any payment due WPHLI, whether due under this Agreement or any other agreement or obligation, is a material breach of this Agreement. Owner is absolutely required to make full payment to WPHLI exactly when due in all instances without setoffs due to amounts due from WPHLI and without withholding any amount due to any alleged breach by WPHLI. All past due amounts bear interest at eighteen percent per annum, or the highest rate permitted by law, whichever is less, from the day due until paid. Entitlement to interest is in addition to WPHLI's other rights and remedies. If Owner delivers a check which is returned due to insufficient funds or is otherwise not paid, WPHLI may additionally assess a service charge at the highest amount permitted by law. Upon Owner's failure to punctually pay any obligation due to WPHLI, WPHLI may accelerate that and any other obligations of Owner to WPHLI, whether under this Agreement or any other agreement, making any such full underlying obligations immediately due and payable without notice of intent to accelerate or notice of acceleration. The terms of any transactions between WPHLI and Owner shall be governed by this Agreement and the Governing Documents as it may be changed from time to time, except to the extent that the parties may later agree otherwise in writing. The terms of all sales from WPHLI are fully prepaid F.O.B. point of shipment unless otherwise agreed in writing. WPHLI may require payment in advance C.O.D. WPHLI may implement a program for direct, automatic or otherwise, electronic payment from Owner's primary operating accounts of amounts invoiced by WPHLI to Owner. In such event, WPHLI shall only invoice amounts owed by Owner and Owner will always fully cooperate with the program including executing the System's then-current uniform applicable agreements and financial institution agreements, complying with same, and maintaining sufficient funds in the accounts to pay such invoices as they come due. Owner will reimburse WPHLI for all taxes and levies due on transactions with Owner except for taxes based on WPHLI's net income.

8. RESTRICTIONS

     8.1. BUSINESS. The parties intend by this Agreement to establish the relationship of licensor and licensee, each as an independent contractor. It is not the intention of either party to establish a fiduciary relationship, to undertake a joint venture, to make Owner in any sense an agent, employee, affiliate, associate or partner of WPHLI or to confer on Owner any authority to act in the name of or on behalf of WPHLI. Day-to-day conduct of Owner's Team and performance of Owner's employees is controlled solely by Owner and not by WPHLI. Owner's Team must be on the ice and ready to play according to the Schedule set in the Governing Documents each year, and the Home Arena must be fully available for games according to the Schedule set in the Governing Documents each year, and be fully staffed by players, management and staff who conform to WPHLI's performance, cleanliness and attire standards, all as prescribed in the

                                       17
                                                              _______    _______
                                                               Owner      WPHLI

Governing Documents. Owner will operate Owner's Team solely for the purposes permitted herein and not enter into agreements that conflict with Owner's obligations to WPHLI. Owner will offer the System's full line of activities, goods and services as prescribed in the Governing Documents. No other activities, goods or services, whether for profit or not, shall be offered or sold by Owner's Team, or, at the Home Arena during League games, or in connection with any part of the System without WPHLI's prior written approval. Owner shall limit its use of the System to operating Owner's Team. Non-league play, and off-premises, internet, electronic and catalog-type sales are prohibited unless authorized in writing by WPHLI. Owner's reputation for credit worthiness is a material part of the System. Owner will promptly pay all obligations when due, including, without limitation, those to WPHLI, other System owners, System Associations, employees, agents, landlords, vendors, suppliers, taxing authorities, applicable public or private authority, and any third parties who have extended credit to Owner.

     8.2. STANDARDS. Owner shall manage Owner's Team in accordance with Owner's own business judgment subject to the restrictions herein and the standards prescribed by WPHLI. Owner recognizes the importance to WPHLI, to other System owners and to the public, of maintaining the standards, qualities and attributes of products and services identified by the System. Owner acknowledges Owner's responsibility to the public and other System owners to maintain the System's standards, that Owner benefits from the standards and that the standards herein and in the Governing Documents are reasonable and necessary. Owner agrees to maintain and adhere to the standards, procedures and policies set by WPHLI. The standards may now or in the future include, without limitation, requirements, and restrictions for: Owner's Team, Home Arena; the public image designated by WPHLI; Products and their use; use and protection of Proprietary Information and the Marks; services, goods, signs, intangibles, supplies; computer hardware, software and communications; marketing, operations, uniforms, improvements, governmental compliance, suppliers, agreements between teams, ordering, paying, selling, maintenance, repairs, alterations, replacement, hiring, training, skill standards, bookkeeping, and all other matters related to Owner's business. Owner's operations shall never create a threat to public or employee health or safety. Owner shall immediately cure such problems upon receipt of written notice from WPHLI and shall comply with or timely and appropriately contest any health or safety order or requirement issued by a competent governmental authority concerning same at Owner's sole expense. The Governing Documents shall be uniform for all owners in each class of owners, it being understood that WPHLI may establish and change classes of owners, though not more often that once a year. The Governing Documents are ineffective with respect to the parties to the extent the Governing Documents contradict this Agreement. Subject to these limitations, the Governing Documents explain and supplement this Agreement and are binding on Owner as if included and incorporated herein. All written additions and revisions to the Governing Documents by WPHLI become a part of the Governing Documents, effective on receipt by Owner or electronic posting by WPHLI on a League website designated for the purpose. WPHLI may change any part or parts of the System and the Governing Documents, in WPHLI's absolute discretion, including, without limitation, its System, Marks, Products, Proprietary Information, fees, expenses, rates, charges and costs, by amending the Governing Documents, except that amendments to the Governing Documents which are not uniform for Owner's class of WPHLI owners or which are contrary to this Agreement are ineffective as between Owner and WPHLI. Owner shall adopt the same at Owner's sole expense. Owner agrees to use and abide by the Governing Documents, and to not copy or permit them to be copied at any time, without the prior written approval of WPHLI.

                                       18
                                                              _______    _______
                                                               Owner      WPHLI

     8.3. SUPPLIES. Owner shall only acquire, use, offer to sell, and sell Products, equipment, goods, and services that have been approved in writing by WPHLI as meeting WPHLI's standards, maintain each in the appropriate manner and in sufficient supply in, and only deal with suppliers of same who demonstrate to WPHLI's continuing satisfaction an ability to meet WPHLI's standards and have been approved in writing by WPHLI and not thereafter disapproved, all as stated by the Governing Documents. Approval criteria may include, without limitation, quality controls, capacity to supply System needs, warranties, design, appearance, reputation, finances, experience and the System's need for each approved supplier to be reasonably assured of doing sufficient business with the System. Owner shall submit a written request to WPHLI if Owner desires to purchase unapproved goods or services or deal with unapproved suppliers. WPHLI may condition approval on its representatives being permitted to inspect the supplier's goods, services and facilities, and that free samples being delivered for inspection and testing. WPHLI may from time to time require re-inspection of the goods, services and facilities of any supplier and revoke approval upon failure to meet any then current criteria. Nothing in the foregoing requires WPHLI to approve any particular supplier, goods or services or to disclose any standards, specifications, or other information deemed by WPHLI to be confidential. WPHLI may refuse to approve an alternate supplier if, in WPHLI's opinion, approval could adversely affect pricing or availability to other owners or WPHLI. WPHLI may require Owner to perform substantial changes to come into compliance with the System's then current standards. The System uses or may in the future use, certain Products, equipment, fixtures, goods, services, and methods which WPHLI deems to be of value to the System. Because of the importance of maintaining a competitive advantage, and maintaining uniformity and reliability concerning certain methods, information, goods, services, etc., an exception to all other terms herein is that WPHLI may designate any of the same as being restricted, keep its specifications secret, and require Owner to use and sell only such designated items and acquire the same only from specific sources designated in the Governing Documents. WPHLI may pool purchases of certain goods or services by WPHLI owners from one or more designated suppliers ("Supplier Pool"). Owner shall not purchase goods or services subject to a Supplier Pool from a supplier who is not in the Supplier Pool until and unless the supplier has been approved in writing by WPHLI. WPHLI may designate itself as the sole source of any good or service. WPHLI (either alone or in conjunction with other WPHLI affiliates) may charge fees to suppliers for the right to participate in the Supplier Pool, and may receive for WPHLI's own account refunds, rebates and similar incentives from suppliers and may distribute portions of such monies to WPHLI owners.

     8.4. FINANCES AND RECORDS.

          8.4.1. FINANCES. Owner shall maintain and employ in connection with its business and operations under this Agreement sufficient net working capital and net worth to fully perform Owner's obligations under this Agreement. Uniform such standards may be stated in the Governing Documents. Owner will deliver to WPHLI's Headquarters Owner's draft financial and business plan for Owner's Team and its operations for the following year (the "Plan"). The Plan shall project all estimated revenues and expenses for the next year and explain from what sources Owner expects to meet its expenses. WPHLI may either approve the Plan as submitted by Owner or work with Owner concerning such revisions as may be agreed upon by WPHLI and Owner, each acting reasonably. In the absence of agreement concerning Owner's Plan, the disagreement will be resolved by this Agreement's dispute resolution process, the goal being a Plan which fairly balances the interests of Owner, WPHLI, and the League's other owners, Players and fans and

                                       19
                                                              _______    _______
                                                               Owner      WPHLI
recognizes that the League's several teams cooperate in the integrated operation of the League as a single collective enterprise. Balancing these interests may produce a Plan which does not maximize Owner's finances to the detriment of the other stakeholders. Owner shall operate Owner's Team pursuant to the approved Plan. WPHLI's approval of the Plan does not comprise any representation, guarantee or promise by WPHLI concerning anything except that a required act by Owner has been performed. Owner will not permit any third party to rely upon WPHLI's approval of the Plan.

          8.4.2. REPORTING. Subject to such uniform changes as may be made in the Governing Documents, Owner shall deliver complete and accurate records to WPHLI as follows: (a) The regular reporting period shall be one calendar month or such other period as stated in the Governing Documents (in any case, the "Period"). Within fifteen days of the end of each Period, Owner shall submit to WPHLI a correct and complete statement of all Revenue for such Period on the reporting forms required in the Governing Documents (the "Period Report"). The Period Report shall contain all information required thereby and be certified as correct by Owner. (b) Within twenty-five days of the end of each Period, Owner will submit to WPHLI a copy of Owner's operating statements for such Period; and
(c) Within ninety days after each fiscal year end, Owner shall submit to WPHLI the following information as finally adjusted and reconciled after the close and review of Owner's books and records for the year, certified as correct by Owner and, on a review engagement basis, by an independent certified public accountant retained by Owner: balance sheet, income statement and statement of source and application of funds, prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior fiscal years; and such other reports, tax returns, and information, including for Owner's Associated Persons or guarantors, as WPHLI may from time to time require. If Owner understates Owner's Revenues or monies due to WPHLI for any Period by more than three percent then Owner shall immediately pay the amount due and WPHLI's cost of discovering the error, including legal and accounting fees, and for a full audit of Owner's business by WPHLI's representatives for the prior, immediate and next fiscal annual periods. This is in addition to any other remedies WPHLI may have.

          8.4.3. RECORDS. Owner will completely and accurately record all business and create, use, keep and submit all records, and reports according to the requirements prescribed in the Governing Documents. This may include, without limitation, upon WPHLI's request, Owner using the System's uniform accounting system and making reports based thereon so WPHLI, in WPHLI's discretion, can better create and disseminate summary information, evaluate relative operating performances, and develop criteria to enable WPHLI to formulate League plans and policies. WPHLI's accounting system shall be given priority in use by Owner, but is not exclusive of any other accounting system Owner may desire to use. WPHLI may require Owner to purchase and use certain procedures, computer software and hardware, data transmission, forms, record keeping devices, cash registers equipped with recorders and a locked-in grand total unit, and to obtain same from single designated sources, for control and uniformity. WPHLI may disclose portions of any Owner's financial information in support of WPHLI's efforts to add additional Owners to the System. Owner shall permit WPHLI or WPHLI's representatives to enter any premises of Owner and inspect, sample, copy, photograph, take and test any of Owner's premises, Products, goods, services, items, books, files, drawers, storage areas, records, computer generated records, electronic memory, bank statements, books of account, tax returns, files, receipts, and all other things and places related to Owner's Team, Home Arena, System business or any business conducted pursuant to the System or relating in any way to this Agreement; observe Owner's

                                       20
                                                              _______    _______
                                                               Owner      WPHLI
operations and confer privately with Owner's personnel and customers; all without prior notice and at any time. Owner will immediately fully cooperate with the same, assist as requested, and instruct all persons to immediately fully and truthfully answer all questions and immediately provide all requested documents and samples without charge. Owner and its Associated Persons will themselves and will instruct their suppliers and independent accountants to promptly make all documents and information relating to Owner or its Associated Persons, including, without limitation, original documents and data, working documents, accountant's work product, tax returns, filings, etc., available for inspection, copying and audit if requested by WPHLI. Owner shall timely deliver to WPHLI the records on the schedules prescribed in the Governing Documents. If Owner fails to timely submit any required information, WPHLI may obtain the same by audit and investigation at Owner's expense. Owner's maintaining or submitting false records is a breach. Owner's intentional material falsification of records submitted to WPHLI is an Exceptional Breach. If Owner at any time causes an audit of Owner's Team to be made, then Owner shall furnish WPHLI with a complete copy of the resulting audited financial statements, without any cost to WPHLI.

          8.4.4. COMPUTER. The Governing Documents may specify uniform computer hardware, software, and communications requirements for all aspects of Owner's business and may be modified on ninety days written notice. Owner's computers shall comply with the Governing Documents' location, operational, record keeping, audit, and other requirements. Owner shall: supply WPHLI with all codes, passwords, and information necessary to access Owner's computer and not change them without first notifying WPHLI. This includes, without limitation, specific hardware and software to enable WPHLI to access all of Owner's computers and Team-related records electronically at Owner's expense. A non-limiting example is dial-in computer polling at night. WPHLI may require use of WPHLI's proprietary software and use of certain software and access any information in Owner's computers. Owner shall pay for any initial or ongoing licensing fee for third party software, reimburse WPHLI for WPHLI's expenses related to internally or vendor created software or technology, and Owner's own costs associated with either the security or hosting of any systems WPHLI may require. If WPHLI bundles WPHLI's third party software and provides it to Owner for use with Owner's business, Owner shall enter the System's then current licensee agreements for same, upon terms consistent with the then current uniform software license terms stated in the Governing Documents, which agreements may require, among other detriments, that Owner pay for same. If WPHLI believes it is advisable at any time to modify or discontinue use of any or all System software or hardware, and/or use additional or substitute software or hardware, then Owner is required to do so without any obligation on WPHLI's part.

     8.5. ETHICAL CONDUCT. Owner will not allow or engage in unsafe, unlawful, deceptive, misleading, or unethical practice, operation, or advertising; deal fairly and honestly with each customer, player, supplier, vendor and WPHLI; comply with all applicable laws, ordinances, bonds, orders, regulations, and by laws of applicable public and private authorities; maintain all necessary permits and licenses; and rely solely on its own attorney's and advisor's advice in all matters. Neither Owner nor persons employed by Owner's Team shall make any statements or engage in any activity which is detrimental to the good will or reputation of WPHLI, results, or may reasonably be anticipated to result in litigation against or public criticism of WPHLI or any employee or agent of WPHLI; any other System team or other team's owner, Player, employee, or agent; or the System or any employee or agent of the System. The Governing Documents may implement rules for Owner's resolving, channeling, and reporting adverse

                                       21
                                                              _______    _______
                                                               Owner      WPHLI
incidents and complaints about Owner's Team, the League, Products, or any aspect of the System. If Owner, any Equity Holder, or any of Owner's Players, Management personnel, employees, or agents, disrupt or attempt to disrupt the standard operation of the System, Owner shall immediately inform WPHLI of same, provide WPHLI with all information WPHLI requests, and thereafter comply with WPHLI's instructions concerning same, which instructions may include requiring that the subject person's participation with Owner and the League immediately end. Owner will never threaten to breach this Agreement, repudiate this Agreement, or indicate to any entity that the Owner is not bound by it or any part of the System or challenge WPHLI's sole ownership and enforceability of WPHLI's claimed intellectual property rights. Owner specifically represents and agrees that Owner has fully, completely, and honestly completed the System's application and has provided WPHLI with full, complete and accurate information concerning its background, financing, assets, debts, business experience and aptitudes. WPHLI's duties are discharged and ended if Owner has not been entirely truthful in these regards regardless of performance, reliance or any other legal doctrines. Owner shall make such disclosures and sign such additional verification documents as WPHLI from time to time deems reasonably necessary to assure WPHLI of Owner's continuing performance. Following expiration or earlier termination of this Agreement, WPHLI may execute in Owner's name and on Owner's behalf all documents necessary or advisable in WPHLI's judgment to terminate Owner's use of the Marks and WPHLI is hereby irrevocably appointed as Owner's attorney to do so. Every power of attorney granted in this Agreement to WPHLI is coupled with an interest, shall continue unrevoked and may be exercised during any subsequent legal or other incapacity on Owner's part. Owner will ratify and confirm in writing that any actions taken by or on behalf of WPHLI in pursuance thereof are valid and effectual. Owner's duties set forth in this paragraph are its "Ethical Conduct Duties."

     8.6. USE OF GOODWILL.

          8.6.1. ADVERTISING. Owner's advertising, marketing and promotions including, without limitation, type, quantity, placement, timing, choice of agency, placement of and choice of League logos and marks upon jerseys, helmets, etc., must be within the guidelines stated in the Governing Documents. WPHLI may require all uniforms, decals, patches, name emblems or the like intended for use with or in association with Owner's Team, and all signage related to Owner's Team which Owner proposes to use be submitted by Owner to WPHLI prior to use for WPHLI's written approval, which approval shall not be withheld unreasonably. WPHLI may require advertising placed by Owner to employ only materials and programs provided or approved in writing by WPHLI. WPHLI is not required to pay for any of Owner's advertising. WPHLI may require all or part of Owner's advertising to be placed through WPHLI or a WPHLI approved agency.

          8.6.2. MEDIA RIGHTS. WPHLI has the exclusive right to enter regional and national Media contracts for League games. "Media" means all means by which information is published or communicated including, without limitation, radio, television, internet, billboard, electronic transmission, newspapers, and magazines. Owner agrees that for purposes of marketing, advertising, and public relations of WPHLI and WPHLI Products, WPHLI may make, publish, reproduce, and distribute photographs, video, and other Media images of Owner, Owner's Team, the Home Arena, the Players, and the Owner's employees and grants WPHLI sole full rights to make, use, reproduce, distribute, sell, publish, and fully exploit in good taste photographs, videos and other Media, whether or not currently known or contemplated, utilizing the Team Name, Team Indicia, Home Arena, Owner, employees, players and customers of Owner, on an individual or

                                       22
                                                              _______    _______
                                                               Owner      WPHLI
collective basis at no cost to WPHLI. Owner will do whatever is reasonably needed or useful for WPHLI to fully use or commercialize same. Owner will reserve and make available to WPHLI a current or future inventory of arena advertising locations and Media as described in the Governing Documents. WPHLI negotiated national and regional Media agreements may require display and use of particular signs, Media, events, etc., during League games, and Owner shall comply with same. WPHLI may require Owner or any Association to create and place its local or Association advertising through a WPHLI owned or approved Media agency and, in such event, WPHLI may seek and retain the commission paid by the advertising seller. Owner shall fully participate in and comply with, at Owner's sole expense, all credit card, coupon, or similar programs, and marketing programs WPHLI deems mandatory. These programs may be implemented in the Governing Documents.

          8.6.3. MERCHANDIZING. WPHLI may determine that merchandising or licensing using the Marks and the names, logos, personalities, photos, and the like, of WPHLI's teams generally will be done through one or more collective agreements which delegate some or all merchandising or licensing through one or more entities, or the like, which shall be standard agreements for all League teams generally. Owner shall enter and comply with such agreements. If WPHLI's merchandising agreements produce net profits, they shall be allocated between WPHLI and participating teams according to formulae and procedures stated in the Governing Documents. WPHLI does not represent or promise that this program will be continued or that its terms will remain constant.

          8.6.4. MARKETING. Owner will always announce that it is "independently owned and operated" or some similar statement approved in writing by WPHLI and prominently display a sign to this effect near any Owner's Team facility, including at the Home Arena's main entrance, and on all contracts, vehicles, and documents. Examples: Owner name "Joe Smith" or "Smith, Inc."; Team Name "Grasshoppers," trade name at Home Arena "Grasshoppers Stadium"; letterhead, sign at Home Arena main entrance and agreements "Grasshoppers, independently owned and operated by Smith, Inc." or "Smith, Inc. d/b/a Grasshoppers." Owner will use only Owner's Team Indicia in connection with Owner's Team and not use same except as permitted in the Governing Documents. Except for Owner's Team Name and such Marks as Owner develops for Owner's Team, Owner will not use any part of the Marks as part of Owner's corporate name or trade name or in any other manner nor make any representations about any part of the System except as shown in the System's stock advertising or with WPHLI's express written consent. The Governing Documents may implement advertising and marketing restrictions and approval processes. The Governing Documents may implement advertising and marketing restrictions and approval processes. If a League exclusive agreement is entered with an advertiser for a line of goods or services, for example, without limitation, an official league beer, tax preparation service, etc., Owner and Owner's Team will honor the agreement's exclusive scope by not advertising competitors' goods and services for the duration of the agreement. Owner's own name or Team Name must be on all licenses, permits, tax returns, stationary, business cards, invoices, agreements, etc. Owner will seek and obtain WPHLI's written approval for any Team Indicia, including, without limitation, marks, mascots, uniforms, logos, designs, domain name, symbols, or other indicia prior to commercial production or public distribution. Owner's own name or Team Name must be on all licenses, permits, tax returns, stationary, business cards, invoices, agreements, etc. Owner will seek and obtain WPHLI's written approval for any Team Indicia, including, without limitation, marks, mascots, uniforms, logos, designs, domain name, symbols, or other indicia prior

                                       23
                                                              _______    _______
                                                               Owner      WPHLI
to commercial production or public distribution. WPHLI may use the System to sell other products or services and may establish or license different systems without providing Owner any rights thereto. Owner shall promptly comply with WPHLI's directives concerning telephone service, listings and advertising including, without limitation, assigning to WPHLI, upon WPHLI's written request, any telephone number owned by Owner, and, any telephone number of its Associated Persons if same is identified by any of the System's Marks or used for purposes relevant to System or Team business. WPHLI may change the System, including, without limitation, its Marks, Products, and Proprietary Information, by amending the Governing Documents except that amendments to the Governing Documents which are contrary to this Agreement are ineffective. Owner shall adopt same at Owner's sole expense. Owner's Team Indicia and any intellectual property, including, without limitation, copyrights, marks, ideas, goodwill, proprietary information, etc., are assigned to and solely owned by WPHLI and non-exclusively licensed to WPHLI to Owner for use with Owner's Team for the duration of this Agreement. Owner shall obtain and maintain such trademark registrations and assumed name registrations for all Marks associated with Owner's Team as the Governing Documents require or, at WPHLI's election, reimburse WPHLI for WPHLI's cost of same. There shall not appear in any advertising or directory listings for Owner's Team any telephone numbers other than telephone numbers identified by Owner's name or Owner's Team Name.

          8.6.5. ENFORCEMENT. Owner will immediately actively assist WPHLI assert, prosecute or defend WPHLI's claimed rights in the System, permit WPHLI to control any litigation or proceeding thereon, not take any action in derogation thereof, immediately report to WPHLI any infringements thereof and cooperate fully and execute any papers useful to accomplish these purposes, all at Owner's sole expense. Owner has no right to make any demands of any third parties due to the third party's use of any of the System or Marks or to prosecute any such claims. Any use of the Owner's Team Indicia or Marks by Owner outside the scope of this Agreement infringes WPHLI's rights. Owner agrees that during and after the term of this Agreement, the System's intellectual property as same is described herein is exclusively owned by WPHLI, is valid and enforceable, and Owner will never use or infringe same anywhere without WPHLI's written consent, and never contest or assist anyone else contest sch exclusive ownership, validity or enforceability in any forum. The appearance, design, layout, and decoration of Owner's Team's uniforms, team color combinations, symbols, arena design and indicia belong exclusively to WPHLI, even if changed from that prescribed by WPHLI. Owner has investigated Owner's full trade area and verified that none of the Marks are being used there by third parties in ways which conflict with Owner's proposed use.

9. RELATIONSHIP.

     9.1. INDEPENDENT BUSINESS. Owner is an independent business solely responsible for its own management, operations, procurement, maintenance, facilities, equipment, supplies and waste. Owner is solely responsible for the selection, retention, performance, nonperformance, hiring, firing, supervision, and evaluation of its personnel and may not rely on WPHLI's suggestion, evaluation or approval of such persons. WPHLI is in no way responsible for the selection of or the performance, nonperformance, honesty or any other quality of Owner's personnel. WPHLI's duty concerning persons approved, trained, or certified by it, if any, solely comprises having offered them certain identified training materials and experiences, and no more. Owner will rely on its own independent judgment concerning personnel, day to day operations and compliance with all laws, safety standards and practices and not on WPHLI. This Agreement's standards and restrictions relate solely to the parties' rights with respect to

                                       24
                                                              _______    _______
                                                               Owner      WPHLI
each other and do not control Owner's actions with respect to Owner's customers, employees or other third parties. The responsibility and authority of WPHLI's personnel and advisors with respect to Owner is always limited to giving general advice to Owner concerning the System's standards. WPHLI never has any authority or power to instruct Owner's employees to do or not do anything. Owner has exclusive authority to instruct his employees and sole responsibility for Owner's Team and its operations. An exception to every Owner's duty to WPHLI is Owner's superior obligation to do all things necessary for public and employee safety and to comply with all applicable laws. However, for Owner to rely on this exemption, Owner must specifically point out any such problem to WPHLI in writing, expressly citing this clause, as soon as the problem is apparent and before taking any action thereon, unless time constraints preclude such prior written notice, in which case Owner shall inform WPHLI in writing of the problem and Owner's action in response thereto as soon thereafter as possible. If WPHLI disagrees with Owner's assessment of the problem or believes the problem should be dealt with in some other fashion, WPHLI may submit the dispute to this Agreement's dispute resolution process. Nothing contained herein shall be construed to give WPHLI or any combination of entities the right to control Owner's prices, except that the Governing Documents may set guidelines for ticket prices for League games, with which Owner will comply, subject to Owner requesting and obtaining WPHLI's written waiver or any applicable law to the contrary. Owner agrees to otherwise always independently set Owner's own prices. This Agreement does not create an agency, partnership, joint venture or fiduciary relationship between WPHLI and Owner. Owner will not represent itself as a partner, or employee of WPHLI and will make no promises or representations concerning WPHLI. WPHLI is not liable under any circumstance for any act, omission, contract, debt or any other obligation of Owner.

     9.2. PROPRIETARY INFORMATION. "Proprietary Information" comprises all information WPHLI discloses to Owner or Owner creates or obtains due to Owner's participation in use of the System or Owner's relationship with WPHLI or other System participants, including, without limitation, the System's Governing Documents, training manual, existing or potential Players, staff, products, suppliers, customers, owners, technology, methods, operations, know-how, and updates and changes to any of same except to the limited extent Owner shows same have entered the public domain. Owner expressly agrees Owner will receive specialized training and Proprietary Information pursuant to this Agreement. Any use, disclosure, copying or appropriation of Proprietary Information or any part of the System for any purpose not expressly permitted herein breaches this Agreement and causes immediate, great and irreparable injury to the System, WPHLI and other owners. Owner, its successors and assigns, all persons signing with or for Owner, its Governors, officers, directors, shareholders, partners, limited partners, holders of a five percent or greater legal or beneficial interest in Owner, and those of its employees and agents who have access to any Proprietary Information (collectively "Associated Persons") have a confidential relationship with WPHLI and fiduciary duty to WPHLI concerning WPHLI's Proprietary Information. Proprietary Information and all documents containing the same always belong solely to WPHLI and will not be used, disclosed, copied or appropriated during or after the duration of this Agreement without WPHLI's prior written consent. Owner will maintain the Proprietary Information in the strictest confidence, not permit any part of it to be reproduced, comply with any confidentiality program implemented in the Governing Documents and, at WPHLI's request, require all Associated Persons and all employees and agents, to sign confidentiality and non-competition agreements on WPHLI's then-current standard forms and forward duplicate executed originals thereof to WPHLI. Any document received from WPHLI bearing any of the Marks is and always remains

                                       25
                                                              _______    _______
                                                               Owner      WPHLI

WPHLI's sole property and will not be used, disclosed, copied or appropriated without WPHLI's prior written consent. On termination, Owner will immediately deliver to WPHLI all originals, copies and derivative works of the Governing Documents and other materials containing any Proprietary Information or bearing any of the Marks and not retain any such items with the exception of Owner's copy of this Agreement and documents Owner needs to comply with applicable law. Proprietary Information comprised of a collection of information is only deemed to be in the public domain if the complete collection of information is found as a whole in the public domain. If the information is available to the public, but only in different fragments, then the collection of information is not in the public domain. WPHLI has no adequate remedy at law in the event of any breach or threatened breach by Owner or its Associated Persons of this Agreement or any confidentiality or non-competition agreement or any confidential relationship concerning Proprietary Information, and is entitled, without showing actual damages or placing any bond, and in addition to other remedies, to an immediate injunction prohibiting any conduct in violation thereof. Owner guarantees that its Associated Persons, employees, and agents shall comply with their agreements with WPHLI.

     9.3. BUSINESS RESTRICTIONS. Because of the personal confidence of WPHLI in Owner and its Associated Persons, the training, investments and disclosures of WPHLI, and the need for Owner and its Associated Persons to devote their full attention to the System, certain restrictions are necessary to induce WPHLI to enter this Agreement. Owner and its Associated Persons will promptly and fully disclose to WPHLI all business and marketing information and contacts with existing or potential team owners, suppliers, distributors or competitors that are relevant to the System and will, for the duration of this Agreement and three years after its termination: not have a direct or indirect interest in any capacity (i.e., as an officer, director, partner, investor, shareholder, employee, agent, lender guarantor, creditor, supplier, landlord, lessor or otherwise) in any nearly identical, competitive, or similar business located or operating in whole or part within the Protected Territory, a one hundred mile radius from Owner's Home Arena, the state where Owner's Home Arena is or was located, within any other System Owner's protected territory, or within any state a System team or arena is operating or Owner has reason to believe will begin operating within one year from termination of this Agreement; which business is likely to compete, directly or indirectly, with any System team or arena or which looks like or imitates any part of the System; not employ or seek to employ any person who is or has been employed by WPHLI, any of WPHLI's affiliates, or a System team or arena during the preceding six months, or otherwise, directly or indirectly, induce any such persons to leave their employment therewith; not have a direct or indirect interest in any entity with whom they know or have reason to know WPHLI was, is, or will be negotiating to sell or license any System right; and not divert or attempt to divert any sales or customers from WPHLI or any System team or arena, or do any act injurious to the System's goodwill. These promises expressly survive expiration, ending, assignment, Transfer and any change in this Agreement. The duration of any time limited restraint on Owner's post termination activities will be extended for a period of time equal to Owner's breach of the restraint. Owner acknowledges that because of the unique nature and valuable nature of the System and its reputation, including related proprietary rights and Owner's knowledge of and association and experience with the System, the provisions of this part are reasonable and commensurate for protection of the legitimate business interests of WPHLI, its affiliates and licensees. This part is independent from the rest of this Agreement. Owner waives any claim or cause of action relating to any other part of this Agreement as comprising any defense to enforcement of this part. If any time period, geographic area or other provision of this part is

                                       26
                                                              _______    _______
                                                               Owner      WPHLI
held invalid or unenforceable as to Owner, it shall be deemed reformed to the limited extent necessary to make such provision enforceable.

     9.4. INTELLECTUAL PROPERTY. Owner will promptly make full written disclosure to WPHLI of all changes, developments and improvements reasonably related to the System, and hereby assigns them to WPHLI if made during the life of this Agreement or within one year of this Agreement ending. All intangible rights and goodwill created for or by use with the System or Owner's Team including, without limitation, Owner's own marks, trade names, trade dress, personalities, copyrightable works, etc. are always fully assigned by Owner to WPHLI and belong solely to WPHLI. Owner will additionally execute any documents WPHLI deems useful to confirm any of the above and place WPHLI's copyright and other proprietary notices on all such works and copies of the same. At WPHLI's request, Owner will require Owner's Management personnel to sign covenants similar to Owners' covenants in this Agreement in a form satisfactory to WPHLI. Owner agrees that all System, team, arena, player, customer and supplier information, records and agreements which are related to use of the System are part of the System, owned by WPHLI and shall not be used by Owner after termination. If this Agreement is terminated, Owner may continue to personally use intangible improvements made by Owner provided Owner does not represent thereby that Owner is associated with the System or violate Owner's other obligations to WPHLI. If Owner's intangible improvements are valuable enough to cause additional distinct fees to be paid to WPHLI by third parties for a license thereto, WPHLI may apportion one half of such additional fees to Owner. WPHLI may implement rules concerning and restricting non-local marketing and sales methods such as internet sales in its Governing Documents.

10. RENEWAL, TRANSFER AND TERMINATION

     10.1. PRE-OPENING CANCELLATION. Until the later of Owner becoming enforceably bound to an approved Arena Contract and thirty days after Owner's Management Personnel successfully completing initial training, WPHLI may, in its sole discretion, determine that the relationship it desires with Owner is unlikely to develop and lawfully cancel this Agreement and all other agreements with Owner and be relieved of all duties to Owner by returning to Owner the Initial Fee paid by Owner to WPHLI pursuant to this Agreement, less WPHLI's out-of-pocket expenses incurred due to this Agreement. Owner shall be entitled to no remedies under any causes of action other than refund of monies paid to WPHLI less WPHLI's expenses as described herein. In the event of pre-opening cancellation, Owner shall return to WPHLI all materials received from WPHLI and all copies thereof, and not use or disclose any of WPHLI's Proprietary Information, all upon the terms set forth herein.

     10.2. RENEWAL. If Owner is in full compliance with this Agreement and has not committed any Exceptional Breaches at any time (other than defaults which have been waived in writing by WPHLI), then Owner shall have the right to enter into a new license agreement with WPHLI for a further term of ten years ("Renewal Term"), commencing immediately after expiration of this Agreement's Initial Term, upon the following terms and conditions: Owner must deliver written notice to WPHLI of Owner's exercise of Owner's right of renewal not more than eighteen months nor less than twelve months prior to expiry of the Initial Term; Owner shall, no later than the first day of April of the last year of the initial term, execute WPHLI's then current form of license agreement; Owner shall concurrently pay to WPHLI twenty-five percent of WPHLI's then current initial fee charged to new owners; Owner provides evidence satisfactory to WPHLI that Owner is able to remain in possession of the Home Arena under the Arena

                                       27
                                                              _______    _______
                                                               Owner      WPHLI

Contract (or renewal or replacement of the Arena Contract) for the duration of the Renewal Term on terms satisfactory to WPHLI. If such Arena Contract terms cannot be obtained, then WPHLI and Owner will each use reasonable best efforts to relocate the Home Arena within the Protected Territory, at Owner's expense. Renewal is subject to Owner, at Owner's sole expense, completing to WPHLI's satisfaction the remodeling, re-equipping, refurbishing, training, acquisition of new or different Products, signs, equipment, or services, and other changes required by WPHLI to bring Owner's business into compliance with the System's then current standards within six months of WPHLI's notice thereof and Owner's continued strict compliance with this Agreement and Governing Documents throughout the prior term. Failure to give proper notice of intent to renew is a knowing waiver of any right to renew. The terms of the renewal agreement may be materially different than those herein in all respects, including, without limitation, additional and greater payments, royalties, and fees. Owner and all of its shareholders and partners thereof must sign the new agreement and a general release of all claims against WPHLI and WPHLI's personnel to obtain renewal. Uncontested operation without a written renewal is under the terms hereof and is terminable at will by either party upon ninety days written notice.

     10.3. OWNER'S COMPANY.

          10.3.1. INCORPORATION. Owner may incorporate, create a limited partnership or other limited liability organization (collectively "Company") if: the Company's articles or other highest governing documents state that Company's activities are confined exclusively to operating one or more licensed businesses in accordance with this Agreement. The Company shall not have more than fifteen shareholders, members or partners, enter agreements affecting control of the Company or Owner or permit the number of outstanding shares to be increased, transferred, impaired or used as collateral without WPHLI's prior written consent. Owner shall deliver to WPHLI updated copies as changes occur in the Company's articles, by-laws, minutes, amendments, and the like, and documents which identify the Company's shareholders or partners, shares owned, officers and directors. WPHLI may condition its consent to incorporation on, or at any time require, letters of credit, personal guarantees and releases in a form satisfactory to WPHLI of all owners, partners, and shareholders for Company's and Owner's performance hereof. In the event of a disagreement between or among the principals, officers, or stockholders of Owner which, in the opinion of WPHLI, may affect adversely the ownership, operation, management, business, or interest of Owner's Team or WPHLI; WPHLI may give Owner a demand that Owner resolve the disagreement to WPHLI's satisfaction within ninety days or suffer same to be deemed a material breach by Owner.

          10.3.2. TRANSFER. A material part of the consideration hereof is WPHLI's personal confidence in Owner, the individuals and entities signing with or for Owner, and the owners of interests in Owner. Neither Owner, nor any owner of any interest in Owner, shall directly or indirectly enter into any sale, conveyance, assignment, sublicense, division, delegation, pledge, succession, gift, encumbrance, option agreement, management, change in voting control or beneficial ownership, or operating agreement, security agreement, lien, or any other act, by operation of law or otherwise, which has or could have the effect of changing any of the ownership, management or control of Owner, any interest in Owner, any part of the franchised business or any right or duty hereunder or any substantial part of Owner's assets (collectively, "Transfer") without WPHLI's prior written consent. WPHLI has the right to disapprove any person or entity that would acquire any part of legal or effective control of Owner or any interest in Owner. Any interest in this Agreement is always subject to these

                                       28
                                                              _______    _______
                                                               Owner      WPHLI
provisions. An attempted or effective unauthorized Transfer is voidable by WPHLI and comprises a general release of all claims against WPHLI, its affiliates, officers, directors, employees and agents and a breach of this Agreement. WPHLI's consent to any Transfer shall not constitute a waiver or release of any claim, demand, guaranteed action, or cause of action which WPHLI may have through the date of Transfer.

          10.3.3. CONDITIONS OF TRANSFER. The following conditions must be met before Owner or any owner of any interest in Owner enters any Transfer: (1) Owner gives sixty days prior written notice thereof to WPHLI. The notice must identify what is to be transferred, the proposed transferee and all terms and conditions thereof. WPHLI has an irrevocable right of first refusal for sixty days to itself enter the proposed agreement on like terms or their reasonable equivalent in cash. Any material change in the terms of any offer comprises a new offer subject to WPHLI's right of first refusal. WPHLI may require deposit by the proposed transferee of ten percent of the total proposed consideration in WPHLI's escrow account during the sixty day period to insure bona fideness. (2) Owner obtains WPHLI's written approval of the proposed transferees or successors (approval contingent on the transferee personally meeting with WPHLI at its Headquarters, satisfying high financial, business reputation, credit rating, ability and ethical standards, receipt of all normally required transferee data, meeting WPHLI's then current criteria for new owners and WPHLI determining, in WPHLI's subjective opinion, which may be unreasonably and arbitrarily exercised, that the proposed transferee is suitable, and providing WPHLI adequate assurance that the transferee will likely successfully operate the franchised business and agreeing to, paying for, and scheduling training for the transferee to operate the franchised business); (3) All of Owner's obligations under this Agreement and any other agreements then in effect between WPHLI and Owner are in good standing. Owner pays all amounts then due to WPHLI and fully prepay all notes or other agreements to pay monies over time to WPHLI, entities associated with WPHLI, entities to which WPHLI has guaranteed payment by Owner, all System Associations and all advertising obligations related to the franchised business;
(4) Owner and transferee execute WPHLI's then current form of assignment of this Agreement. Additionally, all legal and beneficial shareholders, partners, members, directors and officers of the transferee shall execute and deliver to WPHLI WPHLI's then current form of guarantee of all obligations which the transferee will have to WPHLI. A general release of all claims by Owner against WPHLI, its affiliates, officers, directors, employees and agents in a form satisfactory to WPHLI and guarantee transferee's performance for a period equal to the remaining term of this Agreement; and (5) The transferee executes WPHLI's then current franchise agreement for the remainder of this Agreement's term and renewals, which agreement may be materially different than this Agreement, including, without limitation, additional and greater payments, royalties, fees and contributions, and WPHLI's other then current standard ancillary agreements, assumption by the transferee of all of Owner's liabilities related to this Agreement on forms satisfactory to WPHLI and agreement by transferee to upgrade the franchised business to WPHLI's then current standards and to have transferee and transferee's proposed management personnel complete any training WPHLI may require to WPHLI's satisfaction and at transferee's sole expense. (6) Owner provides evidence sufficient to WPHLI that the assignee or transferee has taken an assignment of the Arena Contract or that the Arena Contract has been terminated and the proposed assignee or transferee has entered into a new Arena Contract for the Home Arena, for a term at least equal to the remainder of the Term (with an option to renew for a renewal term equal to the Renewal Term) or exercised Renewal Term, as the case may be, and further, the assignee or transferee, and the Home Arena landlord executes the Governing Document's then-current form Lease Rider for the Arena Contract. If the Transfer effects a

                                       29
                                                              _______    _______
                                                               Owner      WPHLI
change in control of Owner relative to Owner's original controlling entity or most recent approved controlling entity, then WPHLI's approval of the Transfer may be conditioned upon Owner entering into WPHLI's then-current License Agreement with a new ten-year Initial Term, the new Initial Term beginning upon the new License Agreement becoming effective.

          10.3.4. DEATH OR INCAPACITY. In the event of the death or incapacity of Owner or any person with an interest in Owner (a "Triggering Event"), Owner's Team shall immediately notify WPHLI of same and provide evidence to WPHLI's satisfaction that Owner's Team is continuing to be managed as required by this Agreement. Failure to continually provide such notice and management is a material breach justifying termination for cause. Within one year of the Triggering Event, the executor, administrator or personal representative of such person shall transfer the subject interest in Owner's Team to a third party approved by WPHLI. Any such Transfer is subject to the same conditions as any inter vivos Transfer except that if the transferee is a member of such person's immediate family, then no Transfer restrictions apply except that the transferee must execute WPHLI's then current agreement for this Agreement's remaining term, attend and complete System training to WPHLI's satisfaction, and ensure that qualified Owner's Management Personnel actively manage Owner's Team in compliance with this Agreement. WPHLI may terminate this Agreement if the interest is not timely disposed. 10.3.5. OFFERINGS BY OWNER. Owner shall submit all proposed advertisements for the sale of Owner's Team to WPHLI for prior written approval. Owner may make public or private offerings of securities or partnership interests only with WPHLI's prior written approval, which may be denied at WPHLI's discretion. The offering shall not imply, by using WPHLI's marks or otherwise, that WPHLI is participating in any way with the offering and shall make clear that WPHLI's review is limited solely to the relationship between WPHLI and Owner. Owner shall submit to WPHLI all materials required for the offering, whether the same are submitted to governmental authorities or not, at least sixty days prior to use or filing, and pay WPHLI a non-refundable fee to reimburse WPHLI for its costs and expenses, including, without limitation, legal and accounting fees, associated with the proposed offering.

          10.3.6. ENCUMBRANCES. Notwithstanding any other provision of this Agreement, Owner shall not pledge, encumber, hypothecate, or otherwise give any third party a security interest in this Agreement in any manner whatsoever, shall not grant, issue or allow any lien, execution or security interest whatsoever over any of Owner's tangible or intangible assets, including, without limitation, machinery, equipment, fixtures, furnishings, leasehold improvements, supplies, Team Indicia, intellectual property, Arena Contract, etc. without WPHLI's prior written consent, which consent may be arbitrarily withheld by WPHLI. WPHLI shall not, however, unreasonably withhold its consent to Owner granting such a security interest to a financial institution as security for moneys to be advanced to Owner for use exclusively in connection with the operation of Owner's Team. Owner will not grant any ownership right in or allow any lien, security interest or other encumbrance to be placed against any part or parts of the Symbols without the prior written consent of WPHLI, which consent may be withheld arbitrarily. Upon written request of and at the option of WPHLI, Owner will exclusively license, at no cost to the WPHLI, all or any part or parts of Owner's right, title and interest in and to the Symbols and any other intellectual property relating to Owner's Team to WPHLI or to a licensing company ("Licensing Company") which WPHLI may incorporate for the principal purpose of holding and managing intellectual property of League teams and WPHLI System licensees. Owner agrees to enter into a written licensing agreement with

                                       30
                                                              _______    _______
                                                               Owner      WPHLI

WPHLI or Licensing Company, as the case may be, which will provide for distribution of profits (or losses) resulting from any merchandising programs that WPHLI or Licensing Company, as the case may be, may develop.

          10.4. BREACH.

          10.4.1. THIRTY-DAY CURE. Maintaining the System's standards, goodwill, Marks, and Proprietary Information is essential for continued growth and profitability of the System, protection of other System Owners, and meeting the public's expectations of the System. The terms of this Agreement are reasonable and essential to preserve the interests of all concerned. Upon Owner's breach of this Agreement, WPHLI may pursue any remedy for same, including, without limitation or election of remedies, termination of this Agreement by delivering notice of termination to Owner, subject to Owner's opportunity to cure as set forth herein, if any. Such termination is deemed to be for good cause and effective upon the date stated in the notice and according to its terms, unless Owner timely cures the breach within the stated cure period or becomes entitled to an extended cure period and timely cures within the extended cure period. Upon Owner's breach, WPHLI may deliver a notice of intent to terminate specifying the breach and a date at least thirty days hence by which Owner may avoid termination by curing the breach to WPHLI's satisfaction which notice of intent to terminate shall become effective without further notice to Owner according to its terms if Owner does not timely fully comply with the cure conditions. If the nature of the breach is such that it cannot be cured within the cure period, and Owner promptly takes diligent steps to cure the breach immediately upon receiving such notice, promptly informs WPHLI in writing of the steps Owner is taking to cure the breach, and diligently continues to do so, then, subject to WPHLI's consent, Owner shall have such additional period of time as is reasonably necessary to cure the breach, not to exceed ninety days. Curing a breach includes at least fully remedying the breach, taking all steps needed to prevent the breach from occurring again, providing unconditional written assurance to WPHLI that the breach will not be repeated, and paying WPHLI and all other non-defaulting entities adversely affected by Owner's breach all of their damages and attorney's fees caused by the breach, if any. None of the foregoing prevents a party from recovering damages or other relief or exercising any other remedy available to it, in law or equity, as determined by this Agreement's dispute resolution process.

          10.4.2. TEN-DAY CURE. An express exception to all other procedures stated herein is that the non-extendable cure period for the following breaches is ten days from notice: (i) failure to timely pay Owner's obligations to Owner's Players, landlords, suppliers, taxing authorities, insurers, and WPHLI; and (ii) breach of any other agreement between Owner and WPHLI or any Affiliated Entity.

          10.4.3. EXCEPTIONAL BREACHES. Exceptional Breaches are express exceptions to all other procedures stated herein. WPHLI may immediately terminate this Agreement due to Exceptional Breaches by delivering written notice of termination to Owner without notice or opportunity to cure specifying the defaults, unless WPHLI elects to state a cure period in the notice. The following are "Exceptional Breaches:" Owner becomes Insolvent; Owner serially breaches this Agreement three or more times in any twelve month period; Owner receives written notice of breach from WPHLI concerning two breaches, and Owner again commits at least one of the same breaches within the twelve month period.

     10.5. POST-AGREEMENT DUTIES.

                                       31
                                                              _______    _______
                                                               Owner      WPHLI

          10.5.1. GENERALLY. Upon this Agreement's expiration without renewal or termination by either party, or it otherwise ending, Owner will assist WPHLI in either amicably winding up Owner's business conducted pursuant to this Agreement or transferring same to another at WPHLI's election, including signing all documents presented to Owner by WPHLI which are reasonably necessary or convenient for such purposes. Additionally, If Owner has any leases, subleases, or other ongoing agreements with WPHLI, WPHLI may lawfully terminate them without any obligation to Owner, any parties hereto, or any third parties. Owner will immediately pay WPHLI all monies then due to WPHLI, including without limitation, Franchise Fees and Advertising Contributions, and fully prepay any notes or other agreements to pay monies over time to WPHLI, entities which have a controlling interest in WPHLI or in which WPHLI has a controlling interest, or to which WPHLI has guaranteed payment by Owner, irrespective of other terms concerning time of payment stated anywhere in any document. If after expiration without renewal, termination or other ending of this Agreement, Owner fails or refuses to comply with any of the requirements of this Agreement, including without limitation, Owner's continuing obligations, Owner shall reimburse WPHLI for all costs and expenses, including attorneys' fees, incurred by WPHLI due to Owner's noncompliance, including any legal action taken to enforce compliance. If Owner continues to operate the business after termination, Owner shall pay all monies to WPHLI which would have been due if this Agreement were still in effect, WPHLI's acceptance of such payments not comprising any waiver, ratification, release or the like. If this Agreement is wrongfully terminated by Owner or lawfully terminated by WPHLI due to Owner's breach, then Owner shall pay WPHLI as agreed liquidated damages, one-half of the Franchise Fees, Advertising Contributions and other monies Owner would have likely paid to WPHLI if Owner had fully complied with this Agreement through the end of its term (Owner's full payment obligations to WPHLI during the last full calendar year of Owner's operations prior to termination being applied to each of the years remaining in this Agreement's term for calculation purposes) together with all other damages, costs and expenses, including attorney's fees, incurred by WPHLI. Termination of any material agreement between WPHLI and Owner due to Owner's breach, including, without limitation, other franchise agreements for other teams, is, at WPHLI's option, good cause for WPHLI lawfully terminating this Agreement and any or all of any other agreements WPHLI may have with Owner without any liability by WPHLI to Owner, any parties hereto, or any third parties.

          10.5.2. TEAM ASSETS. Three months prior to this Agreement ending due to its expiration, unless the Agreement has been renewed, or immediately upon receipt of any notice of termination or intent to terminate Owner will supply WPHLI with copies and lists of all tangible and intangible rights and assets related in any way to operation of Owner's Team and Owner's Team's use of the Home Arena, specifically including, without limitation, all supplier, vendor, lease, insurance, marketing, internet, customer, employee and other agreements, address lists, season ticket holder and customer lists, site leases, equipment, inventory, equipment, fixtures, supplies, furnishings, books, past and current tax returns, real and personal property, indoor and outdoor signs, telephone listings, and any and all other tangible and intangible rights and assets (all collectively "Property"). WPHLI may, at its sole option, immediately acquire any, some, or all of the Property until ninety days after Owner supplies WPHLI with a complete set of such copies and lists, together with sufficient information for WPHLI to calculate the value and acquisition price of all such items. Effective upon WPHLI giving Owner notice of such acquisitions as WPHLI chooses to make, same, all, or none made severally or as a group, Owner immediately ceases to have any rights in the acquired Properties other than for compensation as stated herein. Such acquisitions immediately vest all legal, equitable, and beneficial title and rights to the acquired Properties solely in

                                       32
                                                              _______    _______
                                                               Owner      WPHLI

WPHLI, free and clear of any lien, charge, encumbrance, security interest or the like not previously approved by WPHLI. Owner will immediately sign any assignments or other documents presented by WPHLI which WPHLI deems convenient to giving full useful effect and benefit to these transfers and will immediately assist and permit the acquired Properties to be immediately occupied or removed as directed by WPHLI. If no price is agreed on for an acquired Property then its price shall be the lower of (a) if its value is listed in Owner's federal income tax returns, the lesser of the depreciated value shown on Owner's last federal income tax return, or cost less straight line depreciation over its useful life for a period of no more than five years without any allowances as determined by an independent appraiser selected by WPHLI or, (b) if it is rented or leased, assumption of payment obligations for possession subsequent to the acquisition,
(c) if an agreement for future performance, possession or use, assumption of payment obligations for future receipt of performance, possession, or use subsequent  to  the  acquisition;  or (d)  if  inventory  or  supplies  used  in connection  with  Owner's  Team a  price  equal  to  fifty  percent  of  Owner's originally invoiced cost thereof if acquired by WPHLI within one year of delivery of same to Owner, twenty-five percent of the originally-invoiced price if acquired by WPHLI within the two years of delivery to Owner, and ten percent if acquired by WPHLI thereafter. If none of the above price setting mechanisms are applicable, then the price shall be based on orderly liquidation value and set by an independent appraiser selected according to this Agreement's dispute resolution process. No value shall be attributed to goodwill, WPHLI's Marks, agreements with WPHLI, value as a going business, equity, or any intangible addresses or other communications, numbers, or addresses used in connection with Owner's Team, value. As between WPHLI and Owner, WPHLI shall never be liable for any of Owner's liabilities except future use-based obligations for lease agreements which WPHLI acquires, even if WPHLI acquires the entire business. WPHLI shall begin to pay the acquisition prices ninety days after each such acquisition right or item is fully delivered by Owner to WPHLI for WPHLI's sole full use, possession, and benefit. Payment of the purchase price shall be made by WPHLI to Owner in twenty-four equal consecutive monthly installments, the beginning payment date being thirty days after Owner and WPHLI agree upon a price as set forth herein or thirty days after the price is determined by this Agreement's dispute resolution process. WPHLI may set off against such prices any amounts due from Owner to WPHLI or to any Owner creditor to which creditor WPHLI applies such funds or has paid any obligation of Owner. All accounts payable and all accounts currently receivable of Owner's business upon termination belong solely to Owner. If Owner is a corporation, company, or limited partnership Owner and all shareholders, members, and partners thereof are deemed to have granted WPHLI an irrevocable option to purchase any or all shares of Owner's issued or unissued equity interest at par value, or the like, for one year from the date of termination.

          10.5.3. TELEPHONE AND INTERNET. Rights to any domain name, telephone numbers, addresses, or other communications, numbers, or addresses used in connection with Owner's Team, or the like, which are used by Owner's Team from time to time or are associated with Owner's Team are always held by Owner in trust for WPHLI. WPHLI may at any time require Owner to immediately assign all such telephone numbers, etc., to WPHLI, in which event if Owner is in full compliance with this Agreement, WPHLI shall make use of same available to Owner and Owner shall pay WPHLI all costs associated with the same. Upon Owner's Material Default, or any notice of termination or any termination or ending of this Agreement, Owner hereby irrevocably authorizes WPHLI to do whatever WPHLI deems is reasonably necessary (including executing documents in the name of Owner) to transfer all rights to some, any, all, or none of same to WPHLI or an

                                       33
                                                              _______    _______
                                                               Owner      WPHLI
assignee of WPHLI at WPHLI's election. If this Agreement ends for any reason, any or all telephone numbers and internet addresses, and other communication addresses associated with Owner's Team shall be deemed assigned to WPHLI or its designee, the assignment to be effective if and when WPHLI elects to accept the assignments. WPHLI's assumption of future payment obligations will be the sole payment therefore. The telephone company, domain registrar, and any court shall accept this Agreement as conclusive proof of WPHLI's exclusive right to the telephone numbers without any interference whatsoever. Further, Owner will itself execute additional similar documents if the telephone company so requests. No interrupts or operator messages will be required on telephone numbers assigned to WPHLI. WPHLI may elect to not acquire any, some, or all telephone numbers, and in such event, Owner shall either discontinue such numbers or solely pay for an operator interruption service for one year to inform callers of Owner's disassociation with WPHLI and of how to contact WPHLI or other System teams for further information. The telephone company is an intended beneficiary of these provisions. Owner expressly agrees that upon termination, WPHLI may immediately take sole possession of Owner's offices and facilities, change any locks and exclude Owner from same, subject to WPHLI thereafter timely electing in writing to acquire or not acquire any or all of Owner's personal or real property.

          10.5.4. TRADEMARK DISCONTINUANCE. On termination or expiration of this Agreement, all rights granted to Owner hereunder immediately terminate. Owner will immediately and permanently: cease to represent itself as being associated with WPHLI; discontinue all use of the System, the Marks and any similar marks, logos, or indicia, WPHLI's copyrighted materials and Proprietary Information. This specifically includes, without limitation, immediately and permanently ending and removing or modifying signs, exteriors, interiors, fixtures, furniture, equipment and operations and techniques to completely distinguish image, operations, services and goods from the System; causing Owner's governing documents and all licenses, permits and contracts to be amended to delete all parts of the Marks; abiding by all confidentiality, non-competition and noninterference covenants with WPHLI, end use of and returning to WPHLI all materials provided by WPHLI such as advertising materials and training materials, trade secrets, and methods of operation. WPHLI and its agents have the right to immediately enter any premises where the licensed business was conducted, without being guilty of trespass or any other tort, ensure Owner's obligations on termination are met and effect the above at Owner's expense. Further, following expiration or earlier termination of this Agreement, if WPHLI suffers damages because Owner fails to discontinue forthwith its use of all Marks and all copyrights, trade secrets, systems, methods of operation, format and goodwill which are features of the WPHLI System, then in addition to any other remedy provided in this Agreement or available to WPHLI at law or in equity, WPHLI shall have the right to recover damages from Owner which arise directly or indirectly from such failure to discontinue. Following expiration or earlier termination of this Agreement, WPHLI may execute in Owner's name and on Owner's behalf all documents necessary or advisable in WPHLI's judgment to terminate Owner's use of the Marks and WPHLI is hereby irrevocably appointed as Owner's attorney to do so. Every power of attorney granted in this Agreement is coupled with an interest, shall continue unprovoked and may be exercised during any subsequent legal or other incapacity on Owner's part. Owner will ratify and confirm in writing that any actions taken by or on behalf of WPHLI in pursuance of thereof are valid and effectual.

     10.6. BUSINESS CONTINUATION. Owner acknowledges and agrees that in a collective enterprise such as a professional athletic league that WPHLI, other owners, numerous players, suppliers, vendors, and fans are in an extremely

                                       34
                                                              _______    _______
                                                               Owner      WPHLI
co-dependent relationship, the other entities and persons in the collective enterprise being dependent upon Owner doing its agreed part. Because of this extreme reliance, the remedies needed upon any Owner's default in its promises must be immediate and effective. In the event of WPHLI giving notice to Owner of a breach of this Agreement, and in addition to any other remedies specified herein, including but not limited to termination, WPHLI may, without waiving any claim for default and without prior notice to Owner: (a) Bring such action for injunctive or other similar relief to compel Owner to comply with Owner's obligations; (b) take whatever steps WPHLI deems necessary to cure Owner's defaults for the account of and on behalf of Owner, enter any business premises of Owner without being liable to anyone in any way for such entry, for the purposes of securing the return of WPHLI property, performing or compelling performance of Owner's obligations and protecting WPHLI's rights upon expiration or termination of this Agreement; (d) take immediate possession and control of Owner's Team, offices, facilities, and related tangible and intangible assets. Payment, ownership, allocation and resolution of disputes of the same will be determined later, in accordance with this Agreement, and WPHLI shall not be responsible for any misconduct or negligence pending resolution of payment, ownership, allocation, and resolution of disputes; (e) sell or lease or concur in selling or leasing the undertakings, property and assets of Owner or any part thereof; (f) make any arrangement or compromise on Owner's behalf which WPHLI believes is expedient; (g) to the full extent permitted by law carry on or concur in carrying on the operations of Owner's Team and employ such agents, attorneys, accountants, contractors, employees and other persons WPHLI thinks proper to repair or renew such of the assets of Owner as may be worn out or lost or otherwise unserviceable, and raise money on the assets of Owner and charge the same at such rate or rates of interest and on such terms as WPHLI thinks fit. To enable WPHLI to exercise the powers granted by this section, at WPHIL's election, Owner hereby is deemed to have irrevocably appointed WPHLI to be the Owner's attorney-in-fact for the purpose of exercising any or all of the powers set forth in this section and executing any deed, conveyance, transfer, bill of sale or any other instrument necessary to effect a sale, arrangement or compromise. The rights and powers conferred by this section supplement and are not in substitution for any other rights WPHLI may from time to time have under this Agreement or otherwise. Owner will pay WPHLI full compensation for WPHLI's costs, efforts, and services pursuant to this section. In addition to WPHLI's other rights, Owner grants WPHLI the right to take possession of and a possessory lien for payment against Owner's assets until WPHLI is fully paid and all of Owner's duties to WPHLI are fully discharged. Moneys received by WPHLI pursuant to this section shall be paid to Owner. After discharge of all rents, taxes, rates, insurance premiums and business affecting Owner's Team and any related additional assets of Owner compensation and reimbursement of WPHLI; in keeping liens and charges on Owner's assets in good standing to pay any sums due under this Agreement, in payment of any other amounts Owner is required to pay in this Agreement, including to Owner's creditors in exercising its rights under this section, WPHLI shall not be deemed to waive any breach by Owner or incur any liability to Owner or any other person. In any receivership or bankruptcy proceeding brought by WPHLI, Owner is deemed to have consented to the receiver of WPHLI's choice. Owner agrees these terms are necessary and reasonable to protect WPHLI, the System and other owners and expressly agrees monetary damages would be inadequate to compensate WPHLI for any breach of this Agreement. Owner agrees and acknowledges that any such violation or threatened violation will cause irreparable injury to WPHLI and that, in addition to any other remedies that may be available in law, in equity or otherwise, WPHLI is entitled to
injunctive  relief,  without  bond  or  other  security,   against  the  breach,
threatened breach, or the continuation of breach, without the necessity of proving actual damages.

                                       35
                                                              _______    _______
                                                               Owner      WPHLI

     10.7. INSOLVENCY. Owner is in default and all rights granted herein to Owner automatically terminate without notice to Owner if Owner becomes "Insolvent", defined as any of: voluntarily suspending normal business operations, or becoming unable to pay debts as they mature; failing to pay all debts as they come due; Owner is adjudicated bankrupt or insolvent; a receiver, trustee in bankruptcy, or other custodian (permanent or temporary) is appointed to take charge of any part of Owner's affairs, assets or property, or any part thereof is appointed by any court; proceedings for a composition of creditors is instituted by or against Owner and is not dismissed within ten days; Owner makes a general assignment for the benefit of creditors; a petition of bankruptcy is filed by Owner; a petition in bankruptcy is filed against Owner and is not dismissed within ten days; a final judgment against Owner remains unsatisfied for thirty days (unless a supersedeas bond is filed); Owner is dissolved; execution is levied against any Owner's property or business; any suit to foreclose any lien or mortgage against the premises or equipment is not dismissed within thirty days; or if dissolution proceedings are commenced by or against Owner and are not dismissed within ten days, Owner ceases its corporate existence (whether voluntarily or involuntarily), Owner goes into liquidation, Owner acknowledges insolvency under order of a Court; Owner sells or purports to sell or transfer or otherwise loses possession or ownership or control of all or a substantial part of the assets used in connection with the operation of Owner's Team; Owner allows the personal property used by Owner's Team to become attached, executed against, distrained, levied upon or become subject to sequestration or retainer, without obtaining full release of within five days; Owner allows any builder's lien or other lien, charge or encumbrance to attach to Owner's Team, or any real or personal property used by Owner's Team which is for of more than ten days; Owner allows any judgment to be entered against WPHLI or any of WPHLI's affiliates arising out of or relating to operation of Owner's Team without satisfying such judgment or securing it by payment into Court within ten days; or Owner or Owner's Team is enjoined from operating in the Home Arena and such injunction is not dismissed, stayed or set aside within the earlier of ten days or the next scheduled game at the Home Arena.

11. OTHER TERMS

     11.1. INSURANCE. WPHLI currently requires all League teams to enter WPHLI's standard insurance policy regarding team injuries, except to the extent same is precluded by applicable law. Prior to hiring any employees, Owner shall execute same and thereafter shall timely pay, and fully comply with same. If WPHLI's standard team injury insurance is not entered into because same is precluded by applicable law, Owner shall obtain equivalent coverage with terms as stated in the Governing Documents. Prior to doing any business or entering any other agreements concerning the licensed business, Owner will obtain and thereafter maintain at Owner's expense, insurance coverage at least equal to the minimum insurance requirements, coverages, and amounts set forth in the Governing Documents, except as prohibited by law. These requirements include, without limitation, naming WPHLI as an additional insured and waiving subrogation against WPHLI together with such insurance as may be required by any law, lease, special risk or as WPHLI may reasonably require for its or Owner's own protection. The insurance policies will include a statement that they cannot be canceled or altered without at least thirty days written notice to WPHLI and must be obtained only from insurance companies which meet WPHLI's standards. Owner will deliver to WPHLI such evidence of insurance and its maintenance as required by the Governing Documents. Owner will not make any claim against WPHLI or any entity performing any duty for WPHLI to recover any loss covered or which should have been covered by such insurance. Owner's obligations are not reduced

                                       36
                                                              _______    _______
                                                               Owner      WPHLI
because of any insurance WPHLI or Owner may carry, nor will any insurance relieve Owner of liability under the indemnity provisions herein. All insurance policies shall require the insurers to defend Owner and WPHLI, jointly and severally and without any right of subrogation against anyone, in all claims and actions to which the insurance is applicable. WPHLI, at its option, may obtain such insurance and/or make payments necessary to keep such insurance in force if Owner fails to do so and Owner will immediately reimburse WPHLI for such payments. WPHLI may elect, at any time, upon the recommendation of its independent insurance advisor, to require Owner, either individually or as part of a group of licensees, to place the insurance coverages (or any them) through WPHLI, in which case Owner will pay its proportionate share (with other WPHLI System licensees) of all costs thereof, upon receiving invoices therefore. Owner will pay its proportionate share of internal costs (as invoiced by WPHLI) which are incurred by WPHLI from time to time in connection with administration of any insurance. Owner agrees WPHLI is not an insurance broker. Nothing done by WPHLI pursuant to this section or otherwise comprises a representation, promise, or constitutes an assurance that Owner has adequate insurance for Owner's assets, business and potential liabilities and Owner is free to obtain additional insurance as Owner sees fit, with or without the advice of Owner's own insurance broker.

     11.2. WARRANTIES. WPHLI believes it has all rights to the System and Products necessary for WPHLI's performance of WPHLI's promises to Owner set forth in this Agreement. WPHLI warrants to Owner to repair or replace any Product manufactured by WPHLI which is purchased directly from WPHLI and proves to be defective in workmanship or material, all in accordance with its then current published warranty policy. THE FOREGOING IS IN LIEU OF ALL EXPRESS WARRANTIES AND REPRESENTATIONS AND ALL IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. WPHLI MAKES NO OTHER AFFIRMATIONS OF FACT, PROMISES WHICH ARE A BASIS OF THE BARGAIN OR EXPRESS WARRANTIES EXCEPT AS SPECIFICALLY SET FORTH HEREIN. WPHLI makes no warranties concerning the goods or services of approved suppliers whether they be listed as an approved supplier or be otherwise recommended by WPHLI or concerning goods purchased from WPHLI, but which were not manufactured by WPHLI. Such sales are "AS IS" with respect to WPHLI. WPHLI will assign to Owner any warranties it has received from manufacturers to the extent contractually permitted. WPHLI is not liable for consequential, special, indirect, or incidental damages, transportation, labor, or any other charges due to any goods or services. All sales, leases, or transfers of goods or services from WPHLI to Owner are governed by this Agreement unless otherwise agreed in writing. Owner has inspected all available goods, services and specimens of WPHLI and has found them to be in complete conformity with this Agreement and Owner's expectations.

     11.3. LOCATION RESPONSIBILITY. The Home Arena's location and selection, lease negotiations and plans, layout, build out, contractor selection, terms, prices, timetables, and all other matters related to the real estate and building at which Owner's Home Arena will be located (collectively "Location Matters") are important to Owner's success or failure. Owner is encouraged to consult with real estate brokers and experts familiar with Owner's geographic area. Owner has the most specific information about Owner's Location Matters and has sole responsibility for obtaining full information, obtaining and consulting with Owner's own qualified advisors, and making Owner's own decisions pertaining to all Location Matters. WPHLI makes no representations or promises concerning

                                       37
                                                              _______    _______
                                                               Owner      WPHLI

Location Matters, including, without limitation, whether or not the location is suitable, likely to be successful, etc. If WPHLI provides any Location Matters information, minimum requirements, etc., same are only relevant to System Home Arenas generally being sufficiently within the System's guidelines to present a standard System image. Owner may not rely upon these or any other WPHLI materials, statement, or information about Owner's location or Location Matters being beneficial to Owner. WPHLI does not represent that same are useful for Owner's location. WPHLI expressly disclaims any representations concerning the suitability, appropriateness, usefulness, likely success or failure of Owner's location, or any Location Matters. Owner agrees Owner has carefully inspected the Home Arena and its surrounding area, consulted with Owner's own advisors and experts and believes a WPHLI team arena has a reasonable potential for success there. Owner is aware that proper selection is critical to business success. Owner agrees WPHLI's approval of the Home Arena does not comprise WPHLI's guarantee or recommendation of the Home Arena, and that Owner is solely responsible for selection and all other aspects of the Home Arena and matters relating to it. WPHLI's suggestion or approval of a location is not a representation or guarantee that it will be suitable or successful for Owner or any other aspect of it. No person employed by or associated with WPHLI has authority to make any such representations.

     11.4. CLAIMS.

          11.4.1.  THIRD PARTY CLAIMS.  Owner will  immediately  notify WPHLI in writing of any suits, threats claims or complaints concerning, arising from or relating to the System, Owner's Team, Owner, WPHLI, or any part of or aspect of the System, its Marks, employees, agents, Products or services, together with a full explanation of the situation. Methods of channeling customer complaints, governmental investigations or publicity about same directly to WPHLI may be implemented in the Governing Documents. Owner will actively assist WPHLI to prosecute or defend WPHLI's claimed rights in the System, the assistance being at Owner's expense, not take any action in derogation of same, immediately report to WPHLI any infringements thereof and cooperate fully and execute any papers useful to accomplish these purposes at Owner's expense. Owner is solely responsible for and will defend, indemnify, and hold WPHLI, its affiliated companies, officers, employees and agents and other System owners harmless from all damages and expenses (including, without limitation, attorney's fees and expenses, and any payments made by WPHLI in satisfaction of non-frivolous complaints), fines, claims, actions, or demands of every kind and character, for injury to or death of any person or damage done to any property arising directly or indirectly or allegedly arising from Owner's or its contractor's, subcontractor's or their respective employee's or agent's work, offer, sale, lease or transfer of any good or service, regardless of whether or not the claim arose from acts outside of such business' or person's scope of work or employment, or Owner's operation of any part of Owner's Team or the System including, without limitation, where such injuries, death or damages are caused by the sole, joint, or concurrent gross or simple negligence of WPHLI, its officers or employees. In the event of unresolved customer complaints, litigation, or any governmental litigation or investigatory request or demand based in whole or in part upon Owner's alleged acts or failure to act, WPHLI may elect, upon giving prior written notice to Owner, to take whatever action WPHLI deems appropriate in Owner's name to resolve such matters, including, without limitation, controlling and/or settling claims and litigation, making payments in satisfaction of complaints and agreeing to undertake corrective measures, all in Owner's name and at Owner's expense. WPHLI will use reasonable judgment

                                       38
                                                              _______    _______
                                                               Owner      WPHLI
concerning such matters as WPHLI elects to resolve in Owner's name and owes Owner no other duties. Owner is always solely responsible for its costs, attorney's fees, damages, and settlements. WPHLI may defend against patent, trademark, copyright, unfair competition claims or the like or instruct Owner to adopt substitutes chosen by WPHLI at Owner's expense.

          11.4.2. OFFICIATING CLAIMS. While officiation matters generally are open for discussion at Board of Governors meetings and Owner may complain to WPHLI concerning any officiation matter, Owner agrees WPHIL's decisions in this regard are binding and final. Owner acknowledges and accepts the fact that League officials will inherently, from time to time, make mistakes, bad calls, and the like, but that ultimately officiation requires finality. WPHLI AND LEAGUE OFFICIALS, ARE EXPRESSLY RELEASED FROM ANY LIABILITY DUE TO ANY ACT OR FAILURE TO ACT BY ANY LEAGUE OFFICIAL ACTING IN THEIR CAPACITY AS LEAGUE OFFICIALS, REGARDLESS OF WHETHER SAME IS A MISTAKE, NEGLIGENT, GROSSLY NEGLIGENT, WILLFULLY AND INTENTIONALLY NEGLIGENT, OR THE LIKE. An exception is that Owner's claims against League officials are hereby always assigned to WPHLI for WPHLI to assert or not assert, in WPHLI's absolute discretion, any ultimate recovery upon Owner's claim to be assigned by WPHLI back to Owner.

          11.4.3. OWNER'S CLAIMS. This Agreement's limitations are reasonable and intended to promote the early disclosure of problems to permit them to be resolved in a timely manner rather than becoming the basis of expensive, time consuming litigation at a later date. OWNER MUST DELIVER A WRITTEN NOTICE TO WPHLI WITHIN NINETY DAYS OF BEGINNING OPERATIONS UNDER THIS AGREEMENT OF ANY PRE-OPERATIONAL BREACHES OR MISREPRESENTATIONS OF WPHLI OR IS DEEMED TO HAVE
WAIVED THE SAME. OWNER WILL CAREFULLY MONITOR THE ACTIVITIES OF WPHLI AND DELIVER A WRITTEN NOTICE TO WPHLI OF ANY OBJECTIONABLE ACT, FAILURE TO ACT, STANDARD OR PRACTICE OF WPHLI WITHIN NINETY DAYS OF THE FIRST OCCURRENCE THEREOF OR IS DEEMED TO HAVE WAIVED ANY OBJECTION AND CAUSE OF ACTION WITH RESPECT THERETO AND TO ALL FUTURE SIMILAR OCCURRENCES. OWNER SHALL FILE A DEMAND FOR DISPUTE RESOLUTION AGAINST WPHLI WITHIN TWO YEARS OF THE FIRST OCCURRENCE OF ANY BREACH OF CONTRACT OR TORTIOUS ACT OF WPHLI INCLUDING, BUT NOT LIMITED TO, FRAUD, MISREPRESENTATION, STATUTORY TORTS, NEGLIGENCE, PROMISSORY ESTOPPEL AND ALL ACTIONS HOWEVER DENOMINATED OR IS DEEMED TO HAVE WAIVED THE SAME AND ANY OBJECTION TO ALL FUTURE SIMILAR OCCURRENCES. IF OWNER PURCHASES ANY GOODS OR SERVICES FROM WPHLI, OWNER SHALL DELIVER WRITTEN NOTICE OF ALL DEFAULTS TO WPHLI WITHIN NINETY DAYS OF DELIVERY. FAILURE TO TIMELY DELIVER SUCH NOTICE COMPRISES AN IRREVOCABLE ACCEPTANCE AND BINDING ADMISSION THAT THE GOODS AND SERVICES FULLY COMPLY WITH THE ORDER AND ARE FIT FOR THEIR INTENDED PURPOSE. To the extent permitted by applicable law, neither party shall be liable to the other for punitive or exemplary damages. If WPHLI is held liable to Owner for material breaches of this Agreement or for any material acts or failures to act related hereto, Owner's sole remedy is liquidated damages consisting of a credit to Owner of one-third of all Assessment Fees paid by Owner to WPHLI due to the affected team (in the two years preceding WPHLI's breach), exclusive of payments for goods or services delivered, during each calendar year of the breaches against future monies to be paid by Owner to WPHLI or, if Owner ceases to be a

                                       39
                                                              _______    _______
                                                               Owner      WPHLI

League owner, return to Owner of such amount. Exceptions are that Owner's sole remedy, Owner expressly waiving all claims to monetary or other relief, in the event (a) any WPHLI entry, possession, or injunction is held wrongful or dissolved, shall be return of possession and dissolution of the injunctive relief, or (b) WPHLI officials' fail to appear to officiate any game or they otherwise cause cancellation or disruption of any game, shall be WPHLI providing officials to the rescheduled game, if any, without expense to Owner. In the event of actionable immaterial breaches or wrongs by WPHLI, Owner's actual damages shall be determined and be credited against future monies to be paid by Owner to WPHLI. These are Owner's sole and exclusive remedies, are in lieu of all other relief of any kind, are reasonable remedies considering the range of possible problems, and are adopted to lessen the expense and uncertainty of litigation and to promote its early settlement or resolution.

          11.4.4. DISPUTE RESOLUTION. ALL DISPUTES BETWEEN THE PARTIES AND BETWEEN OWNER AND ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR ASSOCIATED PERSONS AND ANY OF WPHLI'S OFFICERS, DIRECTORS, EMPLOYEES, OR AGENTS SHALL BE RESOLVED BY INDIVIDUAL BINDING ARBITRATION IN THE COUNTY OF WPHLI'S THEN-CURRENT HEADQUARTERS, in accordance with the American Arbitration Association's ("AAA") then current Commercial Rules of Arbitration, and be governed by the Federal Arbitration Act subject to the following exceptions: In the event of a dispute, either party shall deliver a written statement of the dispute together with a demand for mediation to the other party. The parties shall attempt to agree upon a mediator and mediation rules. If the parties do not agree upon a mediator and mediation rules within ten days, the mediation shall be pursuant to the AAA's rules in the county of WPHLI's then-current headquarters, the mediator to be immediately appointed by the AAA and paid for equally by the parties. If the dispute is not resolved at the mediation, the parties will attempt to agree on an arbitrator or arbitrators and rules of arbitration. If the parties do not agree upon arbitrators and rules of arbitration within ten days after the end of the mediation, the dispute will be resolved according to the AAA's then-current Commercial Rules of Arbitration in the county of WPHLI's then-current Headquarters. The parties may take discovery in preparation for the arbitration hearing as authorized by the Federal Rules of Civil Procedure. If the amount in controversy is two hundred-thousand dollars or less, a single arbitrator shall be used. If the amount in controversy is greater than two hundred-thousand dollars, the panel shall have three arbitrators who shall appoint one of their members to be a chairperson to decide all pre-evidentiary hearing matters except for motions for summary judgment and to solely control the conduct of the evidentiary hearing. The arbitrator(s) shall be attorneys with at least ten years substantial business law and litigation experience and paid their standard office practice rates for all time spent due to the arbitration. The parties will submit a joint pretrial order which complies with the Local Rules of the local federal district court. Evidence shall be received solely in accordance with the Federal Rules of Evidence and testimony transcribed at the request of any party at that party's expense. All information and copies of information developed due to the arbitration shall be held in confidence under such protective orders as the panel deems useful to insure confidentiality and ultimately delivered to the panel for destruction at the conclusion of the controversy, subject to WPHLI's legal disclosure requirements. In addition to the AAA's standard deposits, each party shall deposit, pay and replenish such amounts as the panel deems appropriate to secure the panel's fees and related costs with the AAA. Failure to timely make or replenish any required deposit is a full default by the defaulting party, entitling the non-defaulting party to an immediate administrative award by the AAA of all relief requested by the non defaulting party without any need for appointment of or any act of the arbitration panel. If a Fed.R.Civ.P.-type Rule

                                       40
                                                              _______    _______
                                                               Owner      WPHLI

68 offer is declined, the offered relief shall not be counted in determining the prevailing party if the offered relief is ultimately awarded. The panel shall otherwise determine the prevailing party. The non-prevailing party shall reimburse the prevailing party for all AAA and panel fees and related costs (not including the parties' attorney's fees). The award shall be strictly in accordance with applicable law, and state, "This award is limited to the exact facts and parties before this panel and is in the nature of an enforceable settlement. It is not applicable to any other facts or parties." The arbitration shall be rapidly completed. Either party may appeal the award within thirty days of its entry to the local federal district court (or state district court if federal jurisdiction is lacking), for review solely on the arbitration record and to confirm, modify, correct, reject, or reverse the award as the judge may deem proper and necessary in the particular case. Concerning the dispute's merits, the court will limit its evidentiary review to the evidence in the arbitration record. In the event of an appeal, each party shall submit proposed findings of fact and conclusions of law to the panel within forty-five days of the appeal (or of the record being transcribed, if applicable), and the panel shall prepare findings of fact and conclusions of law for the reviewing court. The district court's judgment is appealable. An exception to exclusive mediation and arbitration is that temporary judicial injunctive relief or expedited judicial remedies may be obtained by either party pending judicial confirmation of the arbitration award to enforce the terms of this Agreement; to prevent Proprietary Information or Marks from being disclosed, misused or not used; to prevent the injury, loss, wasting or removal of any tangible or intangible asset used in connection with the System's business or to protect public health and safety pending judicial confirmation of the arbitration award, or concerning unlawful detainer or eviction, foreclosure of a security interest or bankruptcy court claims or the like. Pursuit of such temporary injunctive relief does not comprise an election of remedies or waive or impair the parties' agreement to ultimately resolve the dispute by arbitration as set forth herein. Failure to comply with this Agreement's dispute resolution process or its award or judgment is a material breach of this Agreement.

     11.5. PURCHASE ORDERS. All purchase orders received by WPHLI are subject to acceptance by WPHLI as set forth herein. WPHLI has the right to not accept new orders and to withhold shipment of accepted orders if Owner is in any way in default hereunder, specifically including, without limitation, failure to pay any sum due WPHLI. WPHLI may change prices without advance notice. WPHLI's quotes, price lists, etc. are invitations to submit orders and no more. Any provision included by Owner in any purchase order which is inconsistent with this Agreement or WPHLI's standard terms of sale is ineffective. WPHLI is under no obligation to examine Owner's orders except to determine items and quantity. WPHLI reserves the right to reject any order. Absent a separate written notice of acceptance only shipment by WPHLI comprises acceptance of Owner's order and then only to the extent of goods shipped and no more. All WPHLI's sales and quotations are subject to this Agreement unless this clause is specifically referred to and negated in a subsequent signed agreement. Additional specific terms and conditions of ordering, shipment, delivery and payment may be implemented in the Governing Documents as it may be changed from time to time. Owner's exclusive remedy for all causes relating to delivery, quantity and quality of goods is for refund of such monies paid for the goods and is conditioned on timely giving notice of rejection, holding the goods for WPHLI's inspection and a finding that the goods were defective when delivered. While WPHLI will use reasonable efforts to fill Owner's orders, it can not guarantee that they will be timely or completely filled or filled in a single shipment as WPHLI does not now, nor does it plan in the future, to warehouse sufficient goods to immediately supply all System Owners. WPHLI reserves the right to allocate scarce goods in its unreserved discretion. Owner agrees it must order

                                       41
                                                              _______    _______
                                                               Owner      WPHLI
sufficiently in advance of its needs and have adequate stocks on hand to avoid shortages. The duty to avoid these potential problems is solely Owner's.

     11.6. INFLATION ADJUSTMENT. All amounts of money due from Owner to WPHLI or which Owner is required to pay, post, escrow, place with a surety, or in a letter of credit, or to act as a surety for, etc., including, without limitation, the Initial Fee, Assessment Fee, Letter of Credit, shall be adjusted for inflation by increasing the amounts by the applicable CPI Adjustment Percentage. For the purpose of this Agreement, "CPI" means the "Consumer Price Index for All Urban Consumers" published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items (1982-84 =
100) or, if necessary, any other successor or substitute index (appropriately adjusted) published by such Bureau or its successor, and "CPI Adjustment Percentage" equals the percentage increase in the CPI from the first day of June immediately after this Agreement is effective until the first day of June of the then-current upcoming season. , the adjustment being applicable to payments due upon the first day of June or thereafter. As a non-limiting example, if this Agreement requires Owner to pay $100 to WPHLI and the applicable inflation adjustment is 2.5%, then Owner shall pay $102.50 to WPHLI. Any delay or failure of WPHLI in computing, billing, or issuing a statement for this adjustment shall not constitute a waiver of or in any way impair the continuing obligation of Owner to pay such adjusted amounts. If publication of the CPI is discontinued or published less frequently, then the parties shall agree on a substitute index published by a governmental body or nationally recognized financial institution that reasonably reflects and monitors consumer prices. If the parties are unable to agree on a substitute index, then one will be established by this Agreement's dispute resolution procedure.

     11.7. ACCORD AND SATISFACTION. Payments by Owner to WPHLI of any amount less than due are deemed payments on account regardless of any endorsement to the contrary. Endorsing any check or accepting any amount from Owner will not bind WPHLI to such endorsement or any claim that acceptance was an accord and satisfaction for less than the full amount due or to any other condition. Payments from Owner will be applied first to any interest owing to WPHLI and then to the earliest amounts due WPHLI. If WPHLI's performance of this Agreement is hindered or prevented by act of God, enactment of legislation or governmental order or regulation, lack of supplies, labor unrest or unavailability, shortages, transportation delays, or unexpected demand, the requirement of performance will be extended, to the extent so prevented, except with respect to the duty to timely pay monies when due. Owner will not, by way of set-off or otherwise, whether on the grounds of the alleged non-performance by WPHLI of any of WPHLI's obligations hereunder, or otherwise, withhold payment of any amount due to WPHLI or any Affiliated Entity, whether on account of goods or services purchased by Owner, Assessment Fees, Advertising Fees or otherwise. WPHLI may set off any amounts Owner owes WPHLI or any Affiliated Entity against any amounts WPHLI may owe Owner.

     11.8. REPRESENTATIONS. Owner has carefully studied WPHLI's System, the disclosures made in WPHLI's Offering Circular, and the terms and conditions herein. Owner specifically agrees that WPHLI has not represented, promised or implied that WPHLI will buy back or is likely to buy back any products, supplies or equipment or any product made, produced or fabricated by Owner using in whole or in part any products, supplies, equipment, or services sold or leased or offered for sale or lease to Owner by the WPHLI. Owner has been specifically advised that Owner must have enough money on hand to pay all opening expenses and for the period it will take for Owner's business to become profitable, if ever. Owner represents and promises that Owner is not entering this Agreement for investment purposes and has no present intention to sell or transfer this

                                       42
                                                              _______    _______
                                                               Owner      WPHLI

Agreement in whole or in part, that Owner is sufficiently capitalized and has sufficient capabilities to fund and staff the business, including during its start-up period, and that entry into this Agreement and performance thereunder will not breach the terms of any other agreement. WPHLI does not represent or promise that any specific element of consideration promised or represented by WPHLI to Owner, expressly including, without limitation, any advice, consultation, guidance or the like will be useful or valuable to Owner. Items and communications provided by WPHLI to Owner may be provided to benefit the League generally rather than Owner specifically. Owner represents and promises that Owner is and will remain financially able to make all payments needed to open and maintain the franchised business as required herein. Owner has carefully examined the System's business, the System's operations and products, samples of its products, all material aspects of the System, and Owner's proposed Protected Territory and agrees that same comply with this Agreement, all representations and promises, and Owner's expectations. Owner and all persons signing with or for it hereby release WPHLI, its officers, directors, employees and agents from any known or unknown acts, breaches, or causes of action occurring prior to this Agreement in exchange for WPHLI's grant of rights herein. Owner acknowledges and agrees that its sales and earnings, if any, will be primarily determined by demand in Owner's Protected Territory, the efficiency with which Owner operates its business, competition, its efforts and its business skills; that markups, costs and sales volumes are different at every business and are subject to fluctuations and; that Owner's actual sales margins, profits, losses, etc. may differ substantially from any figures it may have seen from any source. Owner and all persons signing with, for or in support of Owner acknowledge that they have conducted an independent investigation of the System, this business venture, and Owner's trade area. Based upon same, they have themselves decided that the business venture has a fair prospect of success, acknowledge that it has a risk of failing and accept that risk. WPHLI has encouraged Owner to, Owner has had ample time to, and Owner has in fact consulted with lawyers and business advisors of Owner's own choosing about the potential benefits, detriments and risks of this Agreement.

     11.9. SUBSTITUTE PERFORMANCE. WPHLI has the right, but not the obligation, to elect to perform any parts of this Agreement on Owner's behalf, including the right to enter and remove, modify, alter, repair or replace any item or aspect of the franchised business which does not meet the System's then current standards. Owner shall immediately pay WPHLI its costs and expenses therefore. Performance by WPHLI does not waive any claim WPHLI may have against Owner. If WPHLI asserts Owner has materially breached this Agreement WPHLI may elect to immediately exclude Owner from any or all of the Home Arena, Team offices, and other Team facilities and take full control of any or all of same, either in WPHLI's own name to protect WPHLI's interests or, at WPHLI's election, as Owner's trustee as long as reasonably needed to obtain a final binding resolution of the issue, whether by judicial action, arbitration or otherwise, take any action WPHLI deems useful to cure the breaches and charge a reasonable fee for WPHLI's time and expenses. WPHLI has no liability for such acts or management unless Owner shows the same was maliciously done by WPHLI.

     11.10. AUTHORITY AND GUARANTY. At WPHLI's request Owner will provide proof that the individuals signing on its behalf have authority to do so. Each person signing for Owner warrants that he or she has full authority to sign as indicated. Owner hereby grants WPHLI a security interest in Owner's Team, franchise rights, business, all real, personal and intangible property, fixtures, inventory, receivables, equipment, signs or documents bearing any part of the Marks, after acquired property and all proceeds of any collateral to secure Owner's obligations hereunder. Owner will execute all other security

                                       43
                                                              _______    _______
                                                               Owner      WPHLI
agreements and documents useful to further or perfect this security interest including, without limitation, UCC-1 forms. Owner shall not remove any of the secured property from the premises without WPHLI's written consent, which shall not be unreasonably denied. Each individual who now or in the future has a direct or indirect five percent or greater equity interest in Owner is an "Equity Holder." Owner promises Owner will have each of Owner's Equity Holders sign this Agreement as guarantors where indicated. Each Equity Holder or individual signing as a guarantor of Owner's performance hereunder individually accepts all restrictions herein on Owner as binding himself or herself personally; unconditionally guarantees Owner's full performance hereof and full timely payment of any obligations Owner may otherwise later incur to WPHLI; waives notice of acceptance of this guarantee, any right to require WPHLI to proceed against Owner, pursue any remedy, sue any party, give any notice of intent to accelerate, acceleration or otherwise and any requirement that WPHLI not alter, extend, release, rearrange, or substitute in whole or in part any debt, terms or security and always subordinates any rights with Equity Holder or individual may have to Owner's assets to WPHLI's claims. At WPHLI's request, Owner shall have all relevant documents which have been executed by any Equity Holder or other individual who signed as a guarantor of Owner's performance also executed by the Equity Holder or individual's spouse, including, without limitation, Owner's then-current License Agreement and then-current guarantees of Owner's performance hereunder, and Owner shall deliver such spouse-executed documents to WPHLI. If Owner is comprised of two or more persons, firms or corporations, then their liability under this Agreement shall be joint and several. If other or additional guarantee or subordination agreements are entered into by Owner's Equity Holders or other individuals, such agreements shall supplement and not release anyone from any of the terms of this Agreement and, to the extent such other agreements are inconsistent with this Agreement, the terms most beneficial to WPHLI shall apply.

     11.11. CHANGES AND VARIANCES. Owner's Team co-exists with other System teams and may have favorable or unfavorable interactions with the other System teams. Advertising Associations are discussed above. The spectrum and specifics of such interactions are currently unknowable and inappropriate for detailed treatment in this Agreement. WPHLI is specifically empowered to prescribe uniform rules for such interactions in the Governing Documents and Owner shall comply with the same. WPHLI may designate some programs, goods or services as optional for certain qualified owners. To be a qualified owner, Owner must be in full compliance with all agreements with WPHLI and comply with such additional requirements, such as training, marketing, insurance, inventory, and equipment as WPHLI designates. Not more than once every five years WPHLI may require Owner to perform substantial changes, remodeling, replacement, and refurbishment of the Team's facilities, its equipment, fixtures, decor, furnishings, etc. to bring same into compliance with the System's then current standards, all subject to the Arena Contract. WPHLI may at any time elect to eliminate, relax or not enforce any standard restriction or requirement. Any such change must be made by WPHLI in writing for Owner to rely on same, all such changes being revocable. Other teams may enter or leave the League under different circumstances, conditions and terms. Other owners may operate under different agreements which may have materially different terms, exceptions, or variances than Owner's Agreement and that such other owners and teams may benefit from same. These do not affect Owner.

     11.12. CONSENT TO JOINT OPERATING AGREEMENT. Owner acknowledges Owner's awareness of the Joint Operating Agreement ("JOA") between WPHLI and the Central

                                       44
                                                              _______    _______
                                                               Owner      WPHLI

Hockey League, Inc. and the JOA's terms, consents to it as if set forth herein, and agrees its continued existence upon its current terms or revised terms is not promised or represented and is not a condition of this Agreement. If the JOA materially changes or ends, the parties remain bound under this Agreement.

12. INTERPRETATION

     12.1.  ENTIRE  AGREEMENT.  This  Agreement,  its exhibits and the Governing
Documents, as the Governing Documents may be revised from time to time as permitted herein, comprise the entire agreement of the parties and supersede all prior representations and agreements with respect to its subject matter. No promises or representations have been made to induce execution hereof which are not included. This Agreement may not be amended or waived and no representations may be made by WPHLI, except as set forth herein or in writing signed by WPHLI. All rights and licenses granted by WPHLI are expressly limited, nonexclusive grants solely within the parameters expressly stated herein and without any expansion by implication, waiver, course of performance, or the like. No representations; grants; obligations; warranties; rights to use, sell, copy or display any part of the System, its Marks, documents, know-how, patent rights, Proprietary Information or any other tangible or intangible thing or service; duties or limitations shall be implied against WPHLI unless expressly stated herein. WPHLI's grants, promises, representations, and warranties are non-exclusive, limited to the grants, promises, representations, and warranties which are expressly stated herein and do not include any implied grants, promises, representations, or warranties. No approval, permission, or waiver given by WPHLI is ever effective, and same never shall be relied upon by Owner, unless it is in a writing signed by an individual at WPHLI who has express written authority to commit WPHLI to same. Owner agrees to obtain WPHLI's written confirmation of any non-written approval, permission, or waiver before Owner relies on same and to never assert reliance upon any unwritten approval, permission or waiver. Any approval, permission or waiver requested of WPHLI is deemed denied if not timely expressly granted. The parties will each execute and deliver such further documents or assurances and perform such further acts as may be necessary or advisable from time to time to give full effect to this Agreement including, but not limited to, all documents required by the Governing Documents.

     12.2. WAIVERS. Owner shall make a timely written request to WPHLI whenever this Agreement requires WPHLI's approval. WPHLI's approval must be in writing to be effective and relied upon by Owner. WPHLI assumes no liability or obligation and makes no representation or warranty by denying, granting, or providing any waiver, approval, advice, consent or suggestions to Owner or for any neglect, delay or denial of any requests therefore. Failure of WPHLI to exercise any right, power or option or to insist on strict compliance with the terms hereof will not comprise a waiver with respect to any other or subsequent breach of the same or different nature nor a waiver of WPHLI's right to at any time require exact and strict compliance with all terms hereof and declare any breach or default. No custom or practice waives WPHLI's right to demand exact compliance with this Agreement. WPHLI's rights and remedies herein are cumulative with any other rights or remedies which may be granted by law or equity. It is expressly agreed that the description of any breach or default in any notice by WPHLI, including, without limitation, a notice of termination, will not preclude the later assertion of other additional defaults or breaches, whether known or unknown at the time of the notice. Subsequent acceptance by WPHLI of any payments or performance is not a waiver of any preceding breach by Owner. WPHLI reserves the right, from time to time, to waive observance or performance of the whole or any part of an obligation imposed on Owner by this Agreement. No waiver

                                       45
                                                              _______    _______
                                                               Owner      WPHLI
of any default of any term, proviso, covenant or condition of this Agreement by WPHLI constitutes a waiver by WPHLI of any prior, concurrent or subsequent default of the same or any other term, proviso, covenant or condition hereof.

     12.3. MATERIALITY. Owner expressly agrees that each detail of the System is important and each term herein is reasonable and necessary for the protection of WPHLI, other Owners and consumers who rely on the uniformity, standards, and enforcement of the System to maintain demand for the System's Products and services and protect its goodwill. WPHLI's duties are expressly contingent on Owner's strict compliance with all terms of this Agreement. Any breach by Owner of this Agreement is deemed a material and substantial breach. Time is of the essence. Because of WPHLI's and other League owners' reliance upon owner's strict compliance with the details of scheduled games and Owner's other promises, force majeure, impossibility, unexpected difficulty, and the like, do not excuse any failure or delay in Owner's timely performance of Owner's duties. If Owner anticipates any such failure or delay in Owner's timely performance, Owner shall immediately inform WPHLI of same. WPHLI may, in WPHLI's discretion, elect to waive, excuse, or delay any League owner's performance without same extending any rights to any other League owner. Calendar time periods herein will be from the initial day to a like day in the named period (i.e., one month and one year, respectively, from March 3, 2008, are April 3, 2008, and March 3,
2009).

     12.4. SURVIVABILITY. All terms herein concerning payment, confidentiality, Marks, nondisclosure, acquisition of assets, Proprietary Information, non-competition, arbitration, and all other terms, post-termination assignments, promises of cooperation, and the like, which express or imply that they are intended to survive this Agreement's Transfer, end, expiration or termination, shall survive same unless this clause is particularly and expressly identified in a separate signed document. Owner expressly agrees that neither termination nor the existence of claims by Owner against WPHLI is any defense to WPHLI's immediate enforcement of Owner's promises herein and that Owner's promises herein are covenants independent of any other portions of this Agreement.

     12.5. GOVERNING LAW. This Agreement is deemed made and performable in the county of WPHLI's then-current Headquarters. Owner is deliberately causing WPHLI to undertake activities and incur expenses at WPHLI's then-current Headquarters, is aware that substantial supervision and other activities will occur and continue to occur there due to this Agreement, will direct Owner's payments and communications there, and has and will develop a substantial and continuing relationship with WPHLI there. TO OBTAIN THE CERTAINTY OF A SINGLE FORUM, ANY JUDICIAL ACTION BROUGHT BY OWNER OR ANY OF OWNER'S ASSOCIATED PERSONS CONCERNING ANY DISPUTE BETWEEN THE PARTIES OR AGAINST ANY PERSON OR ENTITY AFFILIATED WITH WPHLI WILL ONLY BE INSTITUTED IN A STATE OR FEDERAL COURT SITTING IN THE JUDICIAL DISTRICT ENCOMPASSING WPHLI'S HEADQUARTERS AT THE TIME WRITTEN NOTICE OF THE DISPUTE IS RECEIVED AND SHALL NOT BE TRANSFERRED TO ANY COURT OUTSIDE OF THAT JUDICIAL DISTRICT. These courts have personal jurisdiction over all the signatories and guarantors of this Agreement hereto, venue is proper there and all parties waive all objections to venue and personal jurisdiction there. Owner and those signing with and for it hereby appoint the Secretary of State of the State of WPHLI's headquarters as an agent for service of process to receive any summons or service of process. The judgments and orders of these courts will be enforced by any court as if the same had originally issued there. WPHLI may elect to seek judicial relief in any forum anywhere. THIS AGREEMENT AND

                                       46
                                                              _______    _______
                                                               Owner      WPHLI

RELATIONSHIP WILL BE CONSTRUED AND GOVERNED SOLELY BY THE INTERNAL LAW OF THE STATE OF WPHLI'S HEADQUARTERS AT THE TIME THIS AGREEMENT IS ENTERED INTO, EXCEPT TO THE EXTENT GOVERNED BY THE FEDERAL ARBITRATION ACT, OR OTHER APPLICABLE FEDERAL LAW AND EXCEPT AS EXPRESSLY SET FORTH OTHERWISE HEREIN, without regard to any conflict of law rules, except that if a particular statute of another state is nevertheless held to apply, then such particular statute shall apply to its subject matter exclusively (and not the WPHLI home state corresponding statute), and that if any provision herein which is not enforceable under the law of WPHLI's state shall be construed and governed under the laws of the state in which Owner's Home Arena is located if it would be enforceable under the laws of that state. Owner will indemnify and hold WPHLI harmless for all costs, expenses, or losses incurred by WPHLI in enforcing this Agreement or upholding the propriety of any action or determination by WPHLI relative to Owner or arising from Owner's breach or failure to perform any obligation hereunder, including without limitation, reasonable attorney's fees and expenses, including compensation for the time of WPHLI's in-house attorneys in connection with any pre-litigation, arbitration or litigation work thereon, unless Owner shall be finally determined to have fully complied with this Agreement.

     12.6. CONSUMER RIGHTS WAIVER. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, OWNER VOLUNTARILY WAIVES ITS RIGHTS UNDER LAW THAT GIVES PURCHASERS OR CONSUMERS SPECIAL RIGHTS OR PROTECTIONS, INCLUDING, WITHOUT LIMITATION, THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE.

     12.7. CONSTRUCTION. Capitalized terms are defined in this Agreement where they appear in quotation marks and have no other meaning, and shall not for any purpose be deemed a part of this Agreement. Terms such as "League", "affiliate", "nominee" "Owner," etc. are applicable to one or more persons, firms, corporations or other entities and the singular number shall include the plural, and the masculine gender shall include the feminine and neuter, and vice versa as is appropriate in context. "Affiliate" means a company that is affiliated with another company because one of them is the subsidiary of the other, or both are subsidiaries of the same company, or each of them is controlled by the same person, firm or company, all whether the relationship is direct or the relationship is indirect through intermediary entities. "Person," whether or not capitalized herein, means both individual people and also entities of any kind. All monetary amounts are expressed in United States of America currency. References to this "Agreement" include its future then-current Governing Documents to the extent same do not contradict this Agreement and is uniform for Owner's designated class of licensees. Recitals herein are contractual obligations. Wherever WPHLI is given discretion by the use of "discretion," "consent," "may" or other permissive wording, WPHLI has absolute, unfettered, and unreasonable discretion, unless expressly provided to the contrary. Whenever the word "including" is used, the term is used without limitation unless expressly stated otherwise, i.e., "including" means "including, without limitation." Whenever in this Agreement WPHLI is to provide advice or guidance to Owner concerning the System's standards or use of the System's standards, or the like, no benefit or advantage is thereby promised or represented to Owner except that WPHLI's advice or guidance will provide such information to Owner. Owner's compliance with the System's standards may or may not be beneficial or advantageous to Owner. The language of this Agreement will otherwise be construed according to its fair meaning and not for or against either party. All

                                       47
                                                              _______    _______
                                                               Owner      WPHLI
words refer to whatever number or gender the context requires. Headings are for reference purposes only and do not affect or control interpretation in any way. This Agreement and all transactions hereunder shall be construed, interpreted and implemented in English. The rights and remedies contained in this Agreement and any other agreements between the parties are cumulative and no exercise or enforcement of any right or remedy by WPHLI shall preclude WPHLI's exercise or enforcement of any other right or remedy to which WPHLI is otherwise entitled by law or equity.

     12.8. SAVINGS CLAUSE. This Agreement shall be construed, interpreted and reformed to avoid violating any applicable law, and to preserve its intent to the fullest possible extent. If any statute, law, by-law, ordinance or regulation promulgated by any competent authority with jurisdiction over any part of this Agreement or Owner's Team or any court order pertaining to this Agreement requires a longer or different notice period than that specified herein, the notice period herein shall automatically be deemed to be amended so as to conform with the minimum requirements of such statute, law, by-law, ordinance, regulation or court order. The unenforceability of any part, segment, or clause hereof will not affect the validity of the remaining portions hereof as the parties would have executed the remaining portions of this Agreement without such portions as may be invalid except that if any portions relating to restrictions on Owner or Owner's payments to WPHLI are finally determined to be unenforceable, WPHLI may elect to terminate this Agreement. Owner expressly agrees to be bound to the maximum extent permitted by law, as if separately set forth herein, with respect to any remaining reformed part of this Agreement if it is held to be unenforceable as written. In the event of legislation, government regulation, or changes in circumstances beyond the control of WPHLI that materially affects the relationship between WPHLI and the Owner, WPHLI shall have the right to reform and modify this Agreement to the limited extent reasonably needed to both adapt the Agreement to the changed circumstances and preserve the parties' original intent as expressed herein to the greatest extent possible. The parties do not intend to charge usurious rates of interest. If applicable law determines any obligation, charge or payment to be an unlawful charge or overcharge of interest, such obligation, charge or payment is automatically reduced to the maximum lawful rate, the excess to be refunded if already paid, the repayment comprising a complete remedy.

     12.9. THIRD PARTIES. The parties do not intend this Agreement to confer any benefit on any entity other than Owner and WPHLI except as is otherwise expressly stated herein. WPHLI's "Affiliated Entities" include WPHLI'S current and  future  Affiliates,  including,  but not  limited  to Global  Entertainment
Corporation ("GEC"); Encore Facility Management; International Coliseums Company; Global Entertainment Ticketing d/b/a GetTix; Global Entertainment Marketing Systems, Inc. ("G.E.M.S."); Cragar Industries, Inc.. Affiliated Entities are not responsible for WPHLI's obligations. Owner is aware that WPHLI's Affiliated Entities offer goods and services in this line of commerce and to other WPHLI owners and may have business dealings with Owner. If Owner does business with any such entities, Owner expects such entities to have discretion to act in accordance with each entity's own best interests or not. As non-limiting examples, if Owner elects to lease an arena, engage arena management services, obtain ticketing services, or pursue marketing through one or more Affiliated Entities, then such entities may each make its own best deal with Owner and act in accordance with its own best interests, or not, at each such entity's discretion regardless of Owner's relationship with WPHLI or any Affiliated Entities. Owner does not expect and is not entitled to have WPHLI use WPHLI's association with Affiliated Entities to cause WPHLI or any Affiliated

                                       48
                                                              _______    _______
                                                               Owner      WPHLI

Entities to act against their own best interests. If Owner does business with Affiliated Entities, and has a dispute concerning same, Owner expressly agrees to look solely to the single such entity whose relationship with Owner is the relationship most material to the subject matter of the dispute for all relief and compensation. Owner has no right of defense, set off, or the like, against WPHLI due to any dispute or relationship Owner has with any Affiliated Entity, or vice versa. As non-limiting examples: If Owner leases Owner's Home Arena from an Affiliated Entity and Owner develops complaints relating to the Home Arena, then all of Owner's complaints about the Home Arena lie solely against the Home Arena leasing Affiliated Entity and do not lie against WPHLI or any other Affiliated Entity; and, if Owner develops complaints about any WPHLI acts or failures to act, then all of Owner's complaints concerning same lie solely against WPHLI and do not lie against any Affiliated Entity. This waiver includes, without limitation, any complaints of joint action by WPHLI and Affiliated Entities or between Affiliated Entities, however same may be denominated. All claims against WPHLI and Affiliated Entities expressly not permitted herein are expressly excluded. These limitations are a material part of this Agreement, as WPHLI would otherwise need to charge Owner a higher fee to provide site-specific services and responsibilities, to undertake the additional risks involved in same, and incur the additional risks arising from Owner doing business with Affiliated Entities. An express exception is that WPHLI and Affiliated Entities may transfer and assert any monetary obligations owed from WPHLI or Affiliated Entities to Owner, or vice versa, upon written notice to Owner of same. Owner is not entitled to the benefit of any agreement between WPHLI and any other entity unless the agreement specifically grants rights to Owner by name and expressly states that Owner is an intended third party beneficiary of same. If WPHLI acquires, is acquired by, merges with, or in any other manner joins or expands WPHLI's operations with another entity (collectively, "Expansion"), and the Expansion arguably causes a breach or impairment of rights granted by this Agreement to Owner, then the parties shall use this Agreement's dispute resolution process to determine if the breach or impairment is material or immaterial. If immaterial, i.e., an adverse annual effect on Owner's net profits of less than one hundred thousand dollars, the matter shall be deemed excused. If material, then WPHLI shall have the option of
(a) paying to Owner the adverse effect on Owner's net profits for three years from the event as Owner's full and sole remedy, or (b) releasing Owner from this Agreement as Owner's full and sole remedy. This Agreement inures to the successors and assigns of WPHLI. WPHLI has the right to transfer or assign this Agreement in whole or in part. If WPHLI's assignee assumes all obligations of WPHLI hereunder, the assignment releases WPHLI from all obligations and liabilities to Owner, is without any Owner recourse to WPHLI, and Owner shall promptly execute a general release of WPHLI and WPHLI's affiliates from all claims under this Agreement.

     12.10. OTHER AGREEMENTS. This Agreement requires Owner to execute certain other agreements found in the Governing Documents. Without limiting Owner's duties in this regard as set forth herein, Owner's rights and continued rights herein are subject to Owner timely delivering to WPHLI fully executed copies of the following agreements together with this Agreement: (1) Exhibits A and B of this Agreement; (2) Guarantee Subordination Agreement, (3) Team Symbols Licensing Agreement, (4) Franchise Disclosure Questionnaire. Within ten days of this Agreement becoming effective, Owner will deliver to WPHLI a complete set of Owner's governing documents, partnership agreements, corporate documents, and the like, same being subject to WPHLI's approval as stated herein. Prior to Owner hiring any employees, Owner will deliver to WPHLI WPHLI's Team Injury Insurance Agreement together with proof of the initial payment. Within thirty days of this Agreement becoming effective, Owner will deliver to WPHLI an approved and fully executed Letter of Credit/Performance Account documents and

                                       49
                                                              _______    _______
                                                               Owner      WPHLI

Pre-Authorized Bank Form. Owner will deliver to WPHLI a final draft of Owner's Arena Contract for approval prior to entering same, and, after obtaining WPHLI's approval of same, deliver same to WPHLI executed by Owner and the Home Arena lessor together with WPHLI's Lease Rider executed by Owner and the Home Arena lessor.

     12.11. NOTICES. Notices required or permitted hereunder shall be in writing and either personally delivered, sent by registered mail, or any other means that provides reliable evidence of the date received by the respective party at its listed address unless and until the party designates a different address by written notice to the other party. WPHLI's sole address for notice is its Headquarters. WPHLI may change its Headquarters upon written notice to Owner, and this shall be effective to change the same with respect to each reference to "WPHLI's Headquarters" contained in this Agreement. Owner's address for notice is designated herein below. Owner may change its notice address upon written notice to WPHLI, subject to WPHLI's approval, approval not to be unreasonably denied. Written notices shall be deemed delivered at the time of delivery if delivered by hand; one business day after delivery if sent by facsimile or comparable electronic system and receipt is confirmed or, if sent by certified mail or other means which gives evidence of delivery, on the date of receipt. If WPHLI is reasonably unable to locate Owner within three days, or if delivery is refused or impeded by Owner, each and every employee and agent of Owner is deemed Owner's agent to receive notices and notice may be delivered by attachment to the front door of Owner's Team's facilities.

     12.12. SUBMISSION OF AGREEMENT. Submission of this Agreement to Owner does not constitute an offer by WPHLI. This Agreement only becomes effective upon one or more copies of same, which are complete in all material respects and are executed by Owner, is delivered to WPHLI and thereafter executed by WPHLI in WPHLI's headquarters city.

13. ACKNOWLEDGEMENTS

     13.1. DOCUMENTS RECEIVED. Owner agrees and represents that Owner received WPHLI's / /20 , Uniform Franchise Offering Circular at least as early as / /20 Owner's initials - _____________) and that Owner received a completed copy (other than signatures) of this Agreement at least as early as / /20 (Owner's initials - ___________).

     13.2. INVESTMENT/NET WORTH. Check if applicable

          [ ] The franchise sale is for more than $1 million--excluding the cost of unimproved land and any financing received from the franchisor or an affiliate--and thus is exempted from the Federal Trade Commission's Franchise Rule disclosure requirements, pursuant to 16 CFR 436.8(a)(5)(i). (This concerns your investment needed to begin operations)

          [ ] Owner (or its parent or any affiliates) is an entity that has been in business for at least five years and has a net worth of at least $5 million.

     13.3. FINAL REPRESENTATIONS. OWNER AND ALL PERSONS SIGNING WITH, FOR, OR IN
SUPPORT  OF  OWNER   ACKNOWLEDGE   THAT  THEY  HAVE   CONDUCTED  AN  INDEPENDENT

                                       50
                                                              _______    _______
                                                               Owner      WPHLI

INVESTIGATION OF THE SYSTEM AND THIS BUSINESS VENTURE; THEY UNDERSTAND THIS AGREEMENT INVOLVES A HIGH DEGREE OF BUSINESS AND FINANCIAL RISK; AND SUCCESS WILL BE LARGELY DEPENDENT ON THEIR INDEPENDENT CHOICES, ABILITY, AND FINANCIAL STRENGTH AND LOCAL MARKET CONDITIONS. WPHLI EXPRESSLY DISCLAIMS THE MAKING OF, AND OWNER ACKNOWLEDGES THAT OWNER HAS NOT RECEIVED ANY PROMISES OR REPRESENTATIONS, ORALLY, IN WRITING OR OTHERWISE, OF ASSISTANCE, EXPENSES, BENEFITS, SALES VOLUMES, PROFITS, SUCCESS, SUITABILITY OF OWNER'S LOCATION OR TRADE AREA, OR ANY OTHER MATTER EXCEPT AS EXPRESSLY STATED HEREIN OR WPHLI'S OFFERING CIRCULAR. IF ANY SUCH PROMISES OR REPRESENTATIONS HAVE BEEN MADE, OWNER MUST LIST THEM BELOW. WPHLI IS RELYING ON OWNER TO SEE THAT ALL SUCH MATTERS ARE INCLUDED IN WRITING HEREIN. IF THEY ARE NOT, OWNER AGREES OWNER WILL NOT BE ABLE TO RELY IN ANY WAY ON SUCH PROMISES OR REPRESENTATIONS AND WPHLI WILL NOT BE BOUND BY THEM. OWNER HAS CAREFULLY READ THIS AGREEMENT WITH THE ASSISTANCE OF LEGAL COUNSEL AND UNDERSTOOD ALL PROVISIONS IN IT.


                         ------------------------------
                                    ("Owner")


                         ------------------------------
                             ("Address for Notice")

By:                                         By:
   ---------------------------------           ---------------------------------
             (Signature)                                    (Signature)


Name:                                       Name:
     -------------------------------             -------------------------------
            (Printed Name)                                 (Printed Name)

Title:                                      Title:
      ------------------------------              ------------------------------

The ___ day of ________________, 20___    The ___ day of _______________, 20___

     To induce WPHLI to grant this Agreement to Owner, the undersigned equity owners of Owner and the other individuals listed below guarantee, on the terms set forth herein, Owner's performance of this Agreement.

   ---------------------------------           ---------------------------------
          (Individually)                               (Individually)

   ---------------------------------           ---------------------------------
          (Print Name)                                  (Print Name)

                                       51
                                                              _______    _______
                                                               Owner      WPHLI

   ---------------------------------           ---------------------------------
          (Individually)                               (Individually)

   ---------------------------------           ---------------------------------
          (Print Name)                                  (Print Name)


   ---------------------------------           ---------------------------------
          (Individually)                               (Individually)

   ---------------------------------           ---------------------------------
          (Print Name)                                  (Print Name)


                                       52
                                                              _______    _______
                                                               Owner      WPHLI

                                   ACCEPTANCE

     This   License   Agreement   is  hereby   accepted   by  WPHLI  at  WPHLI's
"Headquarters" at 1600 North Desert Drive, Suite 300, Tempe, Arizona 85281 (Address for Notice"), and is effective this the _____ day of ___________________, 200__.


                    WESTERN PROFESSIONAL HOCKEY LEAGUE, INC.


                      By:
                         ------------------------------
                                (Signature)

                         ------------------------------
                               (Printed Name)

                    Title: President
                         ------------------------------


                                       53
                                                              _______    _______
                                                               Owner      WPHLI

                    WESTERN PROFESSIONAL HOCKEY LEAGUE, INC.

                                LICENSE AGREEMENT

                                    EXHIBIT A


                              OWNER SPECIFIC TERMS

     This is Exhibit A to the License Agreement entered into between WPHLI and the Owner identified herein.

1. TEAM NAME
     (Subsection 2.1):.__________________________
                            (Team Name)

2. HOME CITY
     (Subsection 2.1):.__________________________
                              (City)
                       __________________________
                              (State)

3. SEASON OPENING DAY (Subsection 2.3):

      The Season Opening Day for Owner's Team is currently expected to be the ___ day of ________________, 20___. This date is subject to rescheduling by WPHLI if reasonably necessary and upon reasonable advance notice to Owner.

4. HOME ARENA (Subsection 3.1):

      Owner has selected the following arena as Owner's "Home Arena" and obtained WPHLI's approval of it subject to WPHLI's approval of Owner's Arena Contract for the Home Arena.

                         ------------------------------
                                (Street Address)

                         ------------------------------
                                     (Suite)

                         ------------------------------
                             (City, State, and Zip)

5.   PROTECTED TERRITORY: (Subsection 2.2)

     Owner's Protected Territory is defined as:


                                       54
                                                              _______    _______
                                                               Owner      WPHLI

          [ ] The area within the circle defined by a radius of 25 miles from the main entrance of Owner's Home Arena. As a non-limiting example, if the main entrance of another League team's arena is more than 25 miles from the main entrance of Owner's Home Arena, then the other team's arena is outside of Owner's Protected Territory.

          [ ] The area of:




     or   [ ] see attached map signed and dated by both parties.


6. MINIMUM TICKET SALES (Subsection 5.6):

      Owner shall sell at least _____ season tickets by the ___ day of __________________ 200___. Sales of luxury suites, club ticket sales, and the like, count toward this requirement, according to the following formula: ____________________________


7.   INITIAL FEE (Subsection 7.1)

      Owner will pay WPHLI an Initial Fee of $1,250,000 as follows: (1) Initial Payment of $ .00 together with Owner's delivery to WPHLI of this Agreement, executed by Owner, (2) If WPHLI delivers to Owner this Agreement, countersigned by WPHLI prior to the ____ day of ________, 20___, then Owner will pay WPHLI a payment of $___________, (3) payment of $_________ prior to the ___ day of _________, 20___, (4) payment of
      $_________  prior to the ___ day of _________,  20___,  and (5) payment of
      $_________ prior to the ___ day of _________, 20___.

This Exhibit A supplements and completes the Parties' License Agreement for Owner's Team:

   ---------------------------------           ---------------------------------
               (Owner)                                        (WPHLI)

By:                                         By:
   ---------------------------------           ---------------------------------
             (Signature)                                    (Signature)


   ---------------------------------           ---------------------------------
            (Printed Name)                                 (Printed Name)

              President                                 President
   ---------------------------------           ---------------------------------
              (Title)                                    (Title)

The ___ day of ___________, 20___              The ___ day of ___________, 20___


                                       55
                                                              _______    _______
                                                               Owner      WPHLI

                    WESTERN PROFESSIONAL HOCKEY LEAGUE, INC.

                                LICENSE AGREEMENT

                                    EXHIBIT B

                             STATEMENT OF OWNERSHIP


     This is Exhibit B to the License Agreement entered into between WPHLI and the Owner identified herein.

Owner:
      -------------------------------

Team Name:
          ---------------------------

Home City:
          ---------------------------

                                Form of Ownership
                                   (Check One)

__ Individual  __ Partnership  __ Corporation  __ Limited Liability Company


     Provide Owner's state of incorporation or certification and date of same. If a Partnership, provide name and address of each partner showing percent owned, whether active in management, and indicate the state in which the partnership was formed. If a Limited Liability Company, provide name and address of each member and each manager showing percentage owned and indicate the state and date of organization. If a Corporation, provide the state and date of incorporation, the names and addresses of each officer and director, and list the names and addresses of every shareholder showing what percentage of stock is owned by each.













     Use additional sheets if necessary. Any and all changes to the above information must be immediately reported to WPHLI in writing.

                                       56
                                                              _______    _______
                                                               Owner      WPHLI

     The undersigned represent and promise that this Statement of Ownership is complete, accurate, and truthful.


                                   ---------------------------------------------
                                                     (Owner)

                                   By:
                                      ------------------------------------------
                                                    (Signature)

                                   ---------------------------------------------
                                                    (Print Name)

                                   ---------------------------------------------
                                                     (Title)

                                   The ____ day of ________________, 20______

                              INDIVIDUAL SIGNATURES

------------------------------------        ------------------------------------
   (Print Name, Individually)                     (Print Name, Individually)


------------------------------------        ------------------------------------
         (Signature)                                       (Signature)

The ___ day of ____________, 20___          The ___ day of ____________, 20___


------------------------------------        ------------------------------------
   (Print Name, Individually)                     (Print Name, Individually)


------------------------------------        ------------------------------------
         (Signature)                                       (Signature)

The ___ day of ____________, 20___          The ___ day of ____________, 20___



                                       57
                                                              _______    _______
                                                               Owner      WPHLI